UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                   Investment Company Act file number 811-4563

                    OPPENHEIMER LIMITED-TERM GOVERNMENT FUND
               (Exact name of registrant as specified in charter)

             6803 SOUTH TUCSON WAY, CENTENNIAL, COLORADO 80112-3924
               (Address of principal executive offices) (Zip code)

                              ROBERT G. ZACK, ESQ.
                             OPPENHEIMERFUNDS, INC.
            TWO WORLD FINANCIAL CENTER, NEW YORK, NEW YORK 10281-1008
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (303) 768-3200

                      Date of fiscal year end: September 30

                  Date of reporting period: September 30, 2005

ITEM 1. REPORTS TO STOCKHOLDERS.



TOP HOLDINGS AND ALLOCATIONS
--------------------------------------------------------------------------------

TOP FIVE HOLDINGS BY ISSUER
--------------------------------------------------------------------------------
Federal National Mortgage Assn.                                            53.7%
--------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.                                           21.7
--------------------------------------------------------------------------------
Federal Home Loan Bank                                                      8.0
--------------------------------------------------------------------------------
Tennessee Valley Authority                                                  1.6
--------------------------------------------------------------------------------
Banc of America Commercial Mortgage, Inc.                                   1.0

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2005, and are based on total market value of investments. For more current Fund holdings, please visit www.oppenheimerfunds.com.

--------------------------------------------------------------------------------
CREDIT ALLOCATION

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Agency                                42.2%

AAA                                   57.5

Not Rated                              0.3

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2005, and are subject to change, and based on total market value of investments. While the Fund seeks to maintain an average effective maturity of 3-years, the Fund may invest in securities of any maturity, including those issued by federally chartered mortgage companies whose interest and principal repayments are not guaranteed by the U.S. Government. U.S. Treasury securities are not rated but are deemed to have the highest rating equivalency.
--------------------------------------------------------------------------------


                  9 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

HOW HAS THE FUND PERFORMED? BELOW IS A DISCUSSION BY OPPENHEIMERFUNDS, INC., OF THE FUND'S PERFORMANCE DURING ITS FISCAL YEAR ENDED SEPTEMBER 30, 2005, FOLLOWED BY A GRAPHICAL COMPARISON OF THE FUND'S PERFORMANCE TO AN APPROPRIATE BROAD-BASED MARKET INDEX.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE. For the fiscal year that ended September 30, 2005, several factors contributed to Oppenheimer Limited-Term Government Fund's competitive total return and yield, as well as its favorable ranking among its peers, amidst somewhat challenging macro conditions. First, our active management of the Fund's exposure (vis-a-vis the benchmark) to mortgage-related securities benefited performance. In the first half of the Fund's fiscal year, this segment of the U.S. government securities market enjoyed solid outperformance over Treasuries while providing favorable relative yield. As such, our decision to substantially overweight our exposure to mortgage-backed securities over the first half of the review period definitively added to performance.

      With a landscape of stable mortgage rates and tame prepayments, mortgages investors had little to complain about throughout the period. This stability fostered consistent demand for mortgage securities from money managers, banks and foreign investors throughout the period. This being said, midway through the period we felt certain sectors of the mortgage market had become less attractive and we subsequently trimmed some of our overall mortgage exposure. Some of our emphasis instead was shifted to commercial mortgage-backed securities and agency debentures, segments of the market that continued to outperform treasuries over the later half of the period, while residential mortgages only kept pace with treasuries. As a result, this tactical shift supported Fund returns.

      Throughout the year, our emphasis on higher-coupon mortgages within our residential-mortgage exposure proved to be another boon to returns. As valuations became what we considered unattractive in some areas of the mortgage sector, we trimmed our overall risk by reducing our exposure to lower-coupon issues while maintaining our emphasis on higher-coupon mortgages, which have continued to outperform in an environment of tame prepayments.

      Our overall exposure to and emphasis on U.S. government agency-related debt also added to returns. Agency debentures delivered additional yield relative to Treasuries this period, and thanks in part to limited overall supply, this segment of the government securities markets enjoyed moderate spread tightening versus Treasuries, thereby outperforming from a total return perspective.

      Finally, the portfolio's interest-rate exposure, also known as "duration," provided a definitive impact to Fund performance. When we entered the period, the Fund's portfolio held less interest-rate sensitivity than did the benchmark. This decision was based on our


                  10 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND belief that the markets were "off" in their expectations for a slow rate of convergence between short and long rates at that time. In short, we were of the opinion that longer-term rates were artificially low. When rates spiked in March, our duration positioning substantially added to returns, particularly versus many of our peers. However, as the first half of 2005 came to a close, longer-term interest rates had returned to their lowest levels of the year. Therefore, we further reduced our interest-rate sensitivity as we became even more convinced that the markets were underestimating the extent of rate increases moving forward. As the period ended, we maintained a moderate underweight duration position versus our benchmark, having reduced our extreme underweight position in July after interest rates increased moderately.

      While it is difficult to identify a factor that detracted from the Fund's performance, had we been more aggressive in adjusting our interest-rate sensitivity, the additional returns we enjoyed from this factor might have been more significant. However, our disciplined investment process does not include reacting to short-term interest-rate volatility or other short-term, macro conditions. Furthermore, we believe to do so would have introduced unnecessary risk to the Fund's portfolio. We believe that the Fund's performance results, as well as its favorable peer ranking this period, exhibit the tried-and-true strength of our investment process and approach, which includes seeking to minimize risk to principal whenever possible.

COMPARING THE FUND'S PERFORMANCE TO THE MARKET. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until September 30, 2005. In the case of Class A, Class B and Class C shares, performance is measured over a ten-fiscal-year period. In the case of Class N shares, performance is measured from inception of the Class on March 1, 2001. In the case of Class Y shares, performance is measured from the inception of the Class on January 26, 1998. The Fund's performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B, Class C and Class N shares, and reinvestments of all dividends and capital gains distributions.

      The Fund's performance is compared to the performance of the Lehman Brothers U.S. Government Bond Index and the Lehman Brothers 1-3 Year Government Bond Index. The Lehman Brothers U.S. Government Bond Index is a broad-based unmanaged index of U.S. Treasury issues, publicly-issued debt of U.S. Government agencies and quasi-public corporations and corporate debt guaranteed by the U.S. Government. This index is widely used to measure the performance of the U.S. Government securities market. The Lehman Brothers 1-3 Year Government Bond Index is an unmanaged sector index of U.S. Treasury issues, publicly-issued debt of U.S. Government agencies and quasi-public corporations


                  11 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

and corporate debt guaranteed by the U.S. Government with maturities of one to three years. This secondary index comparison is included to reflect the adoption by the Fund, effective May 1, 1994, of the investment policy that the Fund will, under normal circumstances, seek to maintain a dollar-weighted average portfolio effective duration of not more than three years. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs that follow shows the effect of taxes. The Fund's performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in the indices.


                  12 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

CLASS A SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

    Oppenheimer Limited-Term Government Fund (Class A)

    Lehman Brothers U.S. Government Bond Index

    Lehman Brothers 1-3 Year Government Bond Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                          Oppenheimer
                          Limited-Term
                        Government Fund      Lehman Brothers U.S.   Lehman Brothers 1-3 Year
                           (Class A)        Government Bond Index    Government Bond Index
09/30/1995                   9,650                 10,000                   10,000
12/31/1995                   9,890                 10,457                   10,246
03/31/1996                   9,920                 10,220                   10,285
06/30/1996                  10,001                 10,269                   10,393
09/30/1996                  10,185                 10,442                   10,566
12/31/1996                  10,373                 10,746                   10,766
03/31/1997                  10,473                 10,659                   10,835
06/30/1997                  10,741                 11,029                   11,076
09/30/1997                  10,961                 11,398                   11,293
12/31/1997                  11,163                 11,777                   11,482
03/31/1998                  11,312                 11,954                   11,647
06/30/1998                  11,460                 12,269                   11,827
09/30/1998                  11,804                 12,948                   12,189
12/31/1998                  11,931                 12,937                   12,282
03/31/1999                  12,004                 12,753                   12,357
06/30/1999                  12,020                 12,644                   12,423
09/30/1999                  12,133                 12,728                   12,578
12/31/1999                  12,200                 12,648                   12,647
03/31/2000                  12,326                 13,072                   12,807
06/30/2000                  12,520                 13,276                   13,026
09/30/2000                  12,779                 13,642                   13,313
12/31/2000                  13,094                 14,323                   13,681
03/31/2001                  13,362                 14,683                   14,064
06/30/2001                  13,475                 14,648                   14,233
09/30/2001                  13,927                 15,451                   14,734
12/31/2001                  14,003                 15,359                   14,848
03/31/2002                  14,096                 15,262                   14,851
06/30/2002                  14,400                 15,939                   15,225
09/30/2002                  14,723                 17,001                   15,596
12/31/2002                  14,847                 17,124                   15,741
03/31/2003                  14,918                 17,308                   15,847
06/30/2003                  14,975                 17,746                   15,968
09/30/2003                  15,019                 17,605                   16,033
12/31/2003                  15,039                 17,528                   16,058
03/31/2004                  15,169                 18,042                   16,233
06/30/2004                  15,051                 17,505                   16,050
09/30/2004                  15,202                 18,049                   16,220
12/31/2004                  15,283                 18,137                   16,229
03/31/2005                  15,244                 18,062                   16,189
06/30/2005                  15,414                 18,669                   16,382
09/30/2005                  15,423                 18,494                   16,397

AVERAGE ANNUAL TOTAL RETURNS OF CLASS A SHARES WITH SALES CHARGE OF THE FUND AT 9/30/05

1-Year -2.10%      5-Year 3.09%         10-Year 4.43%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT US AT WWW.OPPENHEIMERFUNDS.COM, OR CALL US AT 1.800.525.7048. FUND RETURNS INCLUDE CHANGES IN SHARE PRICE, REINVESTED DISTRIBUTIONS, AND THE APPLICABLE SALES CHARGE: FOR CLASS A SHARES, THE CURRENT MAXIMUM INITIAL SALES CHARGE OF 3.50%; FOR CLASS B SHARES, THE CONTINGENT DEFERRED SALES CHARGE OF 4% (1-YEAR) AND 1% (5-YEAR); AND FOR CLASS C AND N SHARES, THE CONTINGENT 1% DEFERRED SALES CHARGE FOR THE 1-YEAR PERIOD. THERE IS NO SALES CHARGE FOR CLASS Y SHARES. BECAUSE CLASS B SHARES CONVERT TO CLASS A SHARES 72 MONTHS AFTER PURCHASE, 10-YEAR RETURN FOR CLASS B SHARES USES CLASS A PERFORMANCE FOR THE PERIOD AFTER CONVERSION. SEE PAGE 18 FOR FURTHER INFORMATION.


                  13 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

CLASS B SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

    Oppenheimer Limited-Term Government Fund (Class B)

    Lehman Brothers U.S. Government Bond Index

    Lehman Brothers 1-3 Year Government Bond Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                          Oppenheimer
                          Limited-Term
                        Government Fund      Lehman Brothers U.S.   Lehman Brothers 1-3 Year
                           (Class B)        Government Bond Index    Government Bond Index
09/30/1995                   10,000                 10,000                   10,000
12/31/1995                   10,229                 10,457                   10,246
03/31/1996                   10,241                 10,220                   10,285
06/30/1996                   10,305                 10,269                   10,393
09/30/1996                   10,474                 10,442                   10,566
12/31/1996                   10,648                 10,746                   10,766
03/31/1997                   10,731                 10,659                   10,835
06/30/1997                   10,985                 11,029                   11,076
09/30/1997                   11,189                 11,398                   11,293
12/31/1997                   11,375                 11,777                   11,482
03/31/1998                   11,506                 11,954                   11,647
06/30/1998                   11,634                 12,269                   11,827
09/30/1998                   11,961                 12,948                   12,189
12/31/1998                   12,066                 12,937                   12,282
03/31/1999                   12,119                 12,753                   12,357
06/30/1999                   12,112                 12,644                   12,423
09/30/1999                   12,190                 12,728                   12,578
12/31/1999                   12,246                 12,648                   12,647
03/31/2000                   12,349                 13,072                   12,807
06/30/2000                   12,519                 13,276                   13,026
09/30/2000                   12,755                 13,642                   13,313
12/31/2000                   13,045                 14,323                   13,681
03/31/2001                   13,287                 14,683                   14,064
06/30/2001                   13,374                 14,648                   14,233
09/30/2001                   13,805                 15,451                   14,734
12/31/2001                   13,880                 15,359                   14,848
03/31/2002                   13,972                 15,262                   14,851
06/30/2002                   14,274                 15,939                   15,225
09/30/2002                   14,594                 17,001                   15,596
12/31/2002                   14,717                 17,124                   15,741
03/31/2003                   14,788                 17,308                   15,847
06/30/2003                   14,843                 17,746                   15,968
09/30/2003                   14,887                 17,605                   16,033
12/31/2003                   14,908                 17,528                   16,058
03/31/2004                   15,036                 18,042                   16,233
06/30/2004                   14,919                 17,505                   16,050
09/30/2004                   15,069                 18,049                   16,220
12/31/2004                   15,149                 18,137                   16,229
03/31/2005                   15,110                 18,062                   16,189
06/30/2005                   15,279                 18,669                   16,382
09/30/2005                   15,287                 18,494                   16,397

AVERAGE ANNUAL TOTAL RETURNS OF CLASS B SHARES WITH SALES CHARGE OF THE FUND AT 9/30/05

1-Year -3.24%      5-Year 2.88%         10-Year 4.34%


                  14 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

CLASS C SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

    Oppenheimer Limited-Term Government Fund (Class C)

    Lehman Brothers U.S. Government Bond Index

    Lehman Brothers 1-3 Year Government Bond Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                          Oppenheimer
                          Limited-Term
                        Government Fund      Lehman Brothers U.S.   Lehman Brothers 1-3 Year
                           (Class C)        Government Bond Index    Government Bond Index
09/30/1995                   10,000                 10,000                   10,000
12/31/1995                   10,227                 10,457                   10,246
03/31/1996                   10,239                 10,220                   10,285
06/30/1996                   10,302                 10,269                   10,393
09/30/1996                   10,471                 10,442                   10,566
12/31/1996                   10,635                 10,746                   10,766
03/31/1997                   10,729                 10,659                   10,835
06/30/1997                   10,983                 11,029                   11,076
09/30/1997                   11,187                 11,398                   11,293
12/31/1997                   11,362                 11,777                   11,482
03/31/1998                   11,493                 11,954                   11,647
06/30/1998                   11,621                 12,269                   11,827
09/30/1998                   11,948                 12,948                   12,189
12/31/1998                   12,065                 12,937                   12,282
03/31/1999                   12,106                 12,753                   12,357
06/30/1999                   12,099                 12,644                   12,423
09/30/1999                   12,189                 12,728                   12,578
12/31/1999                   12,233                 12,648                   12,647
03/31/2000                   12,336                 13,072                   12,807
06/30/2000                   12,507                 13,276                   13,026
09/30/2000                   12,755                 13,642                   13,313
12/31/2000                   13,046                 14,323                   13,681
03/31/2001                   13,288                 14,683                   14,064
06/30/2001                   13,362                 14,648                   14,233
09/30/2001                   13,786                 15,451                   14,734
12/31/2001                   13,834                 15,359                   14,848
03/31/2002                   13,901                 15,262                   14,851
06/30/2002                   14,175                 15,939                   15,225
09/30/2002                   14,467                 17,001                   15,596
12/31/2002                   14,565                 17,124                   15,741
03/31/2003                   14,610                 17,308                   15,847
06/30/2003                   14,640                 17,746                   15,968
09/30/2003                   14,643                 17,605                   16,033
12/31/2003                   14,651                 17,528                   16,058
03/31/2004                   14,751                 18,042                   16,233
06/30/2004                   14,609                 17,505                   16,050
09/30/2004                   14,728                 18,049                   16,220
12/31/2004                   14,779                 18,137                   16,229
03/31/2005                   14,714                 18,062                   16,189
06/30/2005                   14,850                 18,669                   16,382
09/30/2005                   14,830                 18,494                   16,397

AVERAGE ANNUAL TOTAL RETURNS OF CLASS C SHARES WITH SALES CHARGE OF THE FUND AT 9/30/05

1-Year -0.30%      5-Year 3.06%         10-Year 4.02%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT US AT WWW.OPPENHEIMERFUNDS.COM, OR CALL US AT 1.800.525.7048. FUND RETURNS INCLUDE CHANGES IN SHARE PRICE, REINVESTED DISTRIBUTIONS, AND THE APPLICABLE SALES CHARGE: FOR CLASS A SHARES, THE CURRENT MAXIMUM INITIAL SALES CHARGE OF 3.50%; FOR CLASS B SHARES, THE CONTINGENT DEFERRED SALES CHARGE OF 4% (1-YEAR) AND 1% (5-YEAR); AND FOR CLASS C AND N SHARES, THE CONTINGENT 1% DEFERRED SALES CHARGE FOR THE 1-YEAR PERIOD. THERE IS NO SALES CHARGE FOR CLASS Y SHARES. BECAUSE CLASS B SHARES CONVERT TO CLASS A SHARES 72 MONTHS AFTER PURCHASE, 10-YEAR RETURN FOR CLASS B SHARES USES CLASS A PERFORMANCE FOR THE PERIOD AFTER CONVERSION. SEE PAGE 18 FOR FURTHER INFORMATION.


                  15 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

CLASS N SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

    Oppenheimer Limited-Term Government Fund (Class N)

    Lehman Brothers U.S. Government Bond Index

    Lehman Brothers 1-3 Year Government Bond Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                          Oppenheimer
                          Limited-Term
                        Government Fund      Lehman Brothers U.S.   Lehman Brothers 1-3 Year
                           (Class N)        Government Bond Index    Government Bond Index
03/01/2001                   10,000                 10,000                   10,000
03/31/2001                   10,059                 10,035                   10,081
06/30/2001                   10,143                 10,011                   10,202
09/30/2001                   10,473                 10,560                   10,561
12/31/2001                   10,526                 10,497                   10,643
03/31/2002                   10,590                 10,431                   10,645
06/30/2002                   10,812                 10,893                   10,913
09/30/2002                   11,059                 11,619                   11,179
12/31/2002                   11,136                 11,704                   11,283
03/31/2003                   11,183                 11,829                   11,359
06/30/2003                   11,212                 12,128                   11,446
09/30/2003                   11,235                 12,032                   11,492
12/31/2003                   11,239                 11,979                   11,510
03/31/2004                   11,326                 12,331                   11,635
06/30/2004                   11,232                 11,964                   11,504
09/30/2004                   11,337                 12,336                   11,626
12/31/2004                   11,390                 12,396                   11,633
03/31/2005                   11,354                 12,344                   11,604
06/30/2005                   11,474                 12,759                   11,742
09/30/2005                   11,473                 12,640                   11,753

AVERAGE ANNUAL TOTAL RETURNS OF CLASS N SHARES WITH SALES CHARGE OF THE FUND AT 9/30/05

1-Year 0.22%       5-Year N/A      Since Inception (3/1/01) 3.04%


                  16 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

CLASS Y SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

    Oppenheimer Limited-Term Government Fund (Class Y)

    Lehman Brothers U.S. Government Bond Index

    Lehman Brothers 1-3 Year Government Bond Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                          Oppenheimer
                          Limited-Term
                        Government Fund       Lehman Brothers U.S.   Lehman Brothers 1-3 Year
                           (Class Y)        Government Bond Index    Government Bond Index
01/26/1998                   10,000                 10,000                   10,000
03/31/1998                   10,075                 10,001                   10,048
06/30/1998                   10,215                 10,265                   10,203
09/30/1998                   10,530                 10,832                   10,515
12/31/1998                   10,651                 10,823                   10,595
03/31/1999                   10,728                 10,669                   10,660
06/30/1999                   10,752                 10,578                   10,717
09/30/1999                   10,862                 10,648                   10,850
12/31/1999                   10,932                 10,581                   10,910
03/31/2000                   11,056                 10,936                   11,048
06/30/2000                   11,240                 11,107                   11,237
09/30/2000                   11,482                 11,413                   11,485
12/31/2000                   11,771                 11,983                   11,802
03/31/2001                   12,018                 12,284                   12,132
06/30/2001                   12,132                 12,255                   12,278
09/30/2001                   12,537                 12,926                   12,710
12/31/2001                   12,616                 12,849                   12,809
03/31/2002                   12,700                 12,768                   12,811
06/30/2002                   13,002                 13,335                   13,134
09/30/2002                   13,306                 14,223                   13,454
12/31/2002                   13,429                 14,326                   13,579
03/31/2003                   13,520                 14,480                   13,670
06/30/2003                   13,572                 14,846                   13,775
09/30/2003                   13,626                 14,728                   13,831
12/31/2003                   13,661                 14,664                   13,852
03/31/2004                   13,792                 15,094                   14,004
06/30/2004                   13,694                 14,645                   13,846
09/30/2004                   13,855                 15,100                   13,992
12/31/2004                   13,924                 15,174                   14,000
03/31/2005                   13,896                 15,111                   13,965
06/30/2005                   14,059                 15,619                   14,132
09/30/2005                   14,090                 15,472                   14,145

AVERAGE ANNUAL TOTAL RETURNS OF CLASS Y SHARES OF THE FUND AT 9/30/05

1-Year 1.69%       5-Year 4.18%    Since Inception (1/26/98) 4.57%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT US AT WWW.OPPENHEIMERFUNDS.COM, OR CALL US AT 1.800.525.7048. FUND RETURNS INCLUDE CHANGES IN SHARE PRICE, REINVESTED DISTRIBUTIONS, AND THE APPLICABLE SALES CHARGE: FOR CLASS A SHARES, THE CURRENT MAXIMUM INITIAL SALES CHARGE OF 3.50%; FOR CLASS B SHARES, THE CONTINGENT DEFERRED SALES CHARGE OF 4% (1-YEAR) AND 1% (5-YEAR); AND FOR CLASS C AND N SHARES, THE CONTINGENT 1% DEFERRED SALES CHARGE FOR THE 1-YEAR PERIOD. THERE IS NO SALES CHARGE FOR CLASS Y SHARES. BECAUSE CLASS B SHARES CONVERT TO CLASS A SHARES 72 MONTHS AFTER PURCHASE, 10-YEAR RETURN FOR CLASS B SHARES USES CLASS A PERFORMANCE FOR THE PERIOD AFTER CONVERSION. SEE PAGE 18 FOR FURTHER INFORMATION.


                  17 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

NOTES
--------------------------------------------------------------------------------

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund's total returns shown do not reflect the deduction of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Investors should consider the Fund's investment objectives, risks, and other charges and expenses carefully before investing. The Fund's prospectus contains this and other information about the Fund, and may be obtained by asking your financial advisor, calling us at 1.800.525.7048 or visiting our website at www.oppenheimerfunds.com. Read the prospectus carefully before investing.

The Fund's investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.

CLASS A shares of the Fund were first publicly offered on 3/10/86. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 3.50%. The Fund's maximum sales charge for Class A shares was lower prior to 2/23/94, so actual performance may have been higher.

CLASS B shares of the Fund were first publicly offered on 5/3/93. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 4% (1-year) and 1% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.

CLASS C shares of the Fund were first publicly offered on 2/1/95. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

CLASS N shares of the Fund were first publicly offered on 3/1/01. Class N shares are offered only through retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1% for the 1-year period. Class N shares are subject to an annual 0.25% asset-based sales charge.


                  18 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

CLASS Y shares of the Fund were first publicly offered on 1/26/98. Class Y shares are offered only to certain institutional investors under special agreement with the Distributor.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.


                  19 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

FUND EXPENSES
--------------------------------------------------------------------------------

FUND EXPENSES. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended September 30, 2005.

ACTUAL EXPENSES. The "actual" lines of the table provide information about actual account values and actual expenses. You may use the information on this line for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the "actual" line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES. The "hypothetical" lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio for each class of shares, and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in


                  20 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND the Statement of Additional Information). Therefore, the "hypothetical" lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
                              BEGINNING        ENDING         EXPENSES
                              ACCOUNT          ACCOUNT        PAID DURING
                              VALUE            VALUE          6 MONTHS ENDED
                              (4/1/05)         (9/30/05)      SEPTEMBER 30, 2005
--------------------------------------------------------------------------------
Class A Actual                $1,000.00        $1,011.70      $3.54
--------------------------------------------------------------------------------
Class A Hypothetical           1,000.00         1,021.56       3.55
--------------------------------------------------------------------------------
Class B Actual                 1,000.00         1,007.90       7.32
--------------------------------------------------------------------------------
Class B Hypothetical           1,000.00         1,017.80       7.36
--------------------------------------------------------------------------------
Class C Actual                 1,000.00         1,007.90       7.32
--------------------------------------------------------------------------------
Class C Hypothetical           1,000.00         1,017.80       7.36
--------------------------------------------------------------------------------
Class N Actual                 1,000.00         1,010.50       4.80
--------------------------------------------------------------------------------
Class N Hypothetical           1,000.00         1,020.31       4.82
--------------------------------------------------------------------------------
Class Y Actual                 1,000.00         1,013.90       2.32
--------------------------------------------------------------------------------
Class Y Hypothetical           1,000.00         1,022.76       2.34

Hypothetical assumes 5% annual return before expenses.

Expenses are equal to the Fund's annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Those annualized expense ratios based on the 6-month period ended September 30, 2005 are as follows:

CLASS     EXPENSE RATIOS
------------------------
Class A        0.70%
------------------------
Class B        1.45
------------------------
Class C        1.45
------------------------
Class N        0.95
------------------------
Class Y        0.46

The expense ratios reflect voluntary waivers or reimbursements of expenses by the Fund's Manager and Transfer Agent that can be terminated at any time, without advance notice. The "Financial Highlights" tables in the Fund's financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements.
--------------------------------------------------------------------------------


                  21 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

STATEMENT OF INVESTMENTS  September 30, 2005
--------------------------------------------------------------------------------

                                                                                            PRINCIPAL                  VALUE
                                                                                               AMOUNT             SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES--7.2%
-----------------------------------------------------------------------------------------------------------------------------
Aesop Funding II LLC, Automobile Asset-Backed Certificates,
Series 2005-1A, Cl. A2, 3.856%, 4/20/08 1                                             $     2,750,000        $     2,752,002
-----------------------------------------------------------------------------------------------------------------------------
BMW Vehicle Owner Trust, Automobile Loan Certificates,
Series 2005-A, Cl. A2, 3.66%, 12/26/07                                                     10,710,000             10,685,746
-----------------------------------------------------------------------------------------------------------------------------
Capital Auto Receivables Asset Trust, Automobile Mtg.-Backed Nts.:
Series 2004-2, Cl. A3, 3.58%, 1/15/09                                                      10,070,000              9,893,322
Series 2005-1, Cl. A2B, 3.73%, 7/16/07                                                      5,250,000              5,244,337
-----------------------------------------------------------------------------------------------------------------------------
Centex Home Equity Co. LLC, Home Equity Loan Asset-Backed Certificates:
Series 2004-D, Cl. AF1, 2.98%, 4/25/20                                                      2,284,315              2,272,022
Series 2005-B, Cl. AF1, 4.02%, 3/26/35                                                      2,294,606              2,282,659
-----------------------------------------------------------------------------------------------------------------------------
Chase Funding Mortgage Loan Asset-Backed Certificates,
Home Equity Mtg. Obligations:
Series 2003-5, Cl. 1A2, 2.451%, 11/25/18                                                      472,140                471,031
Series 2004-1, Cl. 1A2, 2.427%, 6/25/19                                                     3,003,204              2,994,494
-----------------------------------------------------------------------------------------------------------------------------
Chase Manhattan Auto Owner Trust, Automobile Loan Pass-Through Certificates:
Series 2002-A, Cl. A4, 4.24%, 9/15/08                                                       1,429,596              1,430,786
Series 2005-A, Cl. A2, 3.72%, 12/15/07                                                      9,002,000              8,965,917
-----------------------------------------------------------------------------------------------------------------------------
Countrywide Asset-Backed Certificates, Inc., Home Equity Asset-Backed
Certificates, Series 2005-7, Cl. AF1B, 4.317%, 11/25/35                                     7,296,411              7,270,228
-----------------------------------------------------------------------------------------------------------------------------
DaimlerChrysler Auto Trust, Automobile Loan Pass-Through Certificates,
Series 2005-B, Cl. A2, 3.75%, 12/8/07                                                       9,240,000              9,222,160
-----------------------------------------------------------------------------------------------------------------------------
Equity One ABS, Inc., Home Equity Mtg. Pass-Through Certificates,
Series 2004-3, Cl. AF2, 3.80%, 7/25/34                                                      1,740,000              1,732,109
-----------------------------------------------------------------------------------------------------------------------------
Ford Credit Auto Owner Trust, Automobile Loan Pass-Through Certificates:
Series 2003-B, Cl. A3A, 1.89%, 1/15/07                                                      2,688,599              2,677,313
Series 2004-A, Cl. A2, 2.13%, 10/15/06                                                      4,817,660              4,811,110
Series 2005-B, Cl. A2, 3.77%, 9/15/07                                                       8,537,565              8,526,404
-----------------------------------------------------------------------------------------------------------------------------
Honda Auto Receivables Owner Trust, Automobile Receivable
Obligations, Series 2005-3, Cl. A2, 3.73%, 10/18/07                                         8,452,000              8,413,725
-----------------------------------------------------------------------------------------------------------------------------
Lehman XS Trust, Home Equity Obligations:
Series 2005-2, Cl. 2A1B, 5.18%, 8/25/35                                                    11,623,907             11,671,653
Series 2005-4, Cl. 2A1B, 5.17%, 10/25/35                                                    7,360,000              7,392,200
-----------------------------------------------------------------------------------------------------------------------------
Popular ABS Mortgage Pass-Through Trust, Home Equity Pass-Through
Certificates, Series 2005-1, Cl. AF2, 3.914%, 5/25/35                                       1,880,000              1,853,458
-----------------------------------------------------------------------------------------------------------------------------
Structured Asset Securities Corp., Collateralized Mtg. Obligations
Pass-Through Certificates, Series 2005-4XS, Cl. 3A1, 5.18%, 3/26/35                        13,801,121             13,828,200
-----------------------------------------------------------------------------------------------------------------------------
USAA Auto Owner Trust, Automobile Loan Asset-Backed Nts.,
Series 2004-2, Cl. A2, 2.41%, 2/15/07                                                       3,289,578              3,284,999
-----------------------------------------------------------------------------------------------------------------------------
Volkswagen Auto Lease Trust, Automobile Lease Asset-Backed Securities:
Series 2004-A, Cl. A2, 2.47%, 1/22/07                                                       6,238,807              6,221,463
Series 2005-A, Cl. A2, 3.52%, 4/20/07                                                       7,893,000              7,866,631


                  22 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

                                                                                            PRINCIPAL                  VALUE
                                                                                               AMOUNT             SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES Continued
-----------------------------------------------------------------------------------------------------------------------------
Wachovia Auto Owner Trust, Automobile Receivable Nts., Series 2004-B,
Cl. A2, 2.40%, 5/21/07                                                                $     3,403,453        $     3,394,570
                                                                                                             ----------------
Total Asset-Backed Securities (Cost $145,713,092)                                                                145,158,539

-----------------------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED OBLIGATIONS--59.7%
-----------------------------------------------------------------------------------------------------------------------------
GOVERNMENT AGENCY--49.9%
-----------------------------------------------------------------------------------------------------------------------------
FHLMC/FNMA/SPONSORED--49.2%
Fannie Mae Whole Loan, Collateralized Mtg. Obligations Pass-Through
Certificates, Trust 2004-W9, Cl. 2A2, 7%, 2/25/44                                          18,835,509             19,759,616
-----------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.:
4.50%, 5/1/19                                                                                 807,270                791,326
6%, 10/1/22-10/1/34                                                                        70,132,506             71,489,659
6.50%, 4/1/18-12/1/30                                                                      15,648,252             16,178,179
7%, 8/1/16-4/1/32                                                                           6,380,750              6,670,668
7.50%, 2/1/32                                                                                 455,490                483,049
8%, 4/1/16                                                                                  4,876,443              5,216,035
8.50%, 3/1/31                                                                                 912,231                991,930
9%, 8/1/22-5/1/25                                                                           1,222,005              1,329,093
9.25%, 11/1/08                                                                                 11,031                 11,257
10%, 12/25/10-8/1/21                                                                          470,507                507,109
11%, 11/1/20                                                                                  270,562                307,607
11.50%, 2/1/16-6/1/20                                                                          93,714                103,102
11.75%, 1/1/16-4/1/19                                                                         123,973                135,908
12%, 6/1/15                                                                                   119,593                131,763
12.50%, 7/1/19                                                                                243,472                269,871
13%, 8/1/15                                                                                   259,409                288,765
-----------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Collateralized Mtg. Obligations,
Gtd. Multiclass Mtg. Participation Certificates:
Series 2035, Cl. PC, 6.95%, 3/15/28                                                         5,232,776              5,441,875
Series 2790, Cl. DY, 5.50%, 5/15/25                                                        11,120,000             11,166,121
-----------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Collateralized Mtg. Obligations,
Pass-Through Participation Certificates, Series 151, Cl. F, 9%, 5/15/21                       141,472                141,391
-----------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Gtd. Real Estate Mtg. Investment
Conduit Multiclass Pass-Through Certificates:
Series 1669, Cl. G, 6.50%, 2/15/23                                                            724,111                724,476
Series 2055, Cl. ZM, 6.50%, 5/15/28                                                         5,716,989              5,875,228
Series 2080, Cl. Z, 6.50%, 8/15/28                                                          3,671,006              3,763,277
Series 2220, Cl. PD, 8%, 3/15/30                                                            1,278,384              1,363,348
Series 2326, Cl. ZP, 6.50%, 6/15/31                                                         6,697,139              6,899,548
Series 2387, Cl. PD, 6%, 4/15/30                                                            1,189,218              1,198,624
Series 2410, Cl. NE, 6.50%, 9/15/30                                                           318,104                318,455
Series 2456, Cl. BD, 6%, 3/15/30                                                            2,044,862              2,052,640
Series 2498, Cl. PC, 5.50%, 10/15/14                                                          290,037                290,332
Series 2500, Cl. FD, 4.268%, 3/15/32 1                                                      3,042,790              3,067,098
Series 2526, Cl. FE, 4.168%, 6/15/29 1                                                      4,030,971              4,052,335
Series 2551, Cl. FD, 4.168%, 1/15/33 1                                                      3,137,222              3,161,720


                  23 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                            PRINCIPAL                  VALUE
                                                                                               AMOUNT             SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------------------
FHLMC/FNMA/SPONSORED Continued
Federal Home Loan Mortgage Corp., Gtd. Real Estate Mtg. Investment
Conduit Multiclass Pass-Through Certificates: Continued
Series 2583, Cl. KA, 5.50%, 3/15/22                                                   $       635,209        $       637,645
Series 2583, Cl. PA, 5.50%, 3/15/22                                                         7,578,175              7,607,232
-----------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed
Security:
Series 177, Cl. B, 0.59%, 7/1/26 2                                                          7,523,466              1,495,276
Series 192, Cl. IO, 6.696%, 2/1/28 2                                                        1,655,088                300,996
Series 200, Cl. IO, 5.471%, 1/1/29 2                                                        1,959,798                370,953
Series 205, Cl. IO, (0.49)%, 9/1/29 2                                                      10,626,714              2,017,258
Series 206, Cl. IO, (16.82)%, 12/1/29 2                                                       523,734                108,734
Series 218, Cl. IO, 8.68%, 2/1/32 2                                                         3,625,185                693,460
Series 2074, Cl. S, 7.031%, 7/17/28 2                                                       2,147,460                239,073
Series 2079, Cl. S, 6.435%, 7/17/28 2                                                       3,384,275                378,471
Series 2493, Cl. S, 10.854%, 9/15/29 2                                                      2,819,731                260,929
Series 2526, Cl. SE, 6.77%, 6/15/29 2                                                       5,569,277                378,785
Series 2796, Cl. SD, 6.137%, 7/15/26 2                                                      1,076,152                 88,157
Series 2819, Cl. S, 1.797%, 6/15/34 2                                                      49,006,962              4,376,724
Series 2920, Cl. S, 8.859%, 1/15/35 2                                                      26,557,455              1,490,651
Series 3000, Cl. SE, 29.13%, 7/15/25 2                                                     28,186,809              1,362,550
-----------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn.:
4.50%, 10/1/20 3                                                                           54,528,000             53,403,360
5%, 2/1/18-6/1/18                                                                          22,536,712             22,503,993
5%, 10/1/35-11/1/35 3                                                                      61,993,000             60,679,225
5.50%, 5/1/24-1/1/34                                                                       79,923,510             80,025,781
5.50%, 10/1/20-10/1/35 3                                                                   95,962,000             96,021,295
5.863%, 1/1/12                                                                             14,125,286             14,850,501
6%, 8/1/16-11/1/32                                                                         55,406,727             56,861,602
6%, 11/1/20-11/1/35 3                                                                      56,967,000             58,055,131
6.50%, 9/1/23-3/1/34                                                                       61,790,780             63,807,854
6.50%, 10/1/34-11/1/35 3                                                                  130,346,545            134,202,757
7%, 7/1/13-6/1/32                                                                          28,856,398             30,204,652
7.50%, 2/1/27-1/1/30                                                                        4,199,300              4,455,819
8%, 6/1/17-1/1/23                                                                              21,006                 22,504
8.50%, 7/1/32                                                                                 663,145                721,280
9%, 8/1/19                                                                                     30,855                 33,720
9.50%, 11/1/21                                                                                 25,024                 27,439
10.50%, 12/1/14                                                                               212,603                229,668
11%, 11/1/15-7/20/19                                                                        1,668,961              1,853,765
11.25%, 6/1/14-2/15/16                                                                        355,711                392,287
11.50%, 7/15/19-11/17/20                                                                      810,213                895,908
11.75%, 7/1/11-6/1/13                                                                          18,424                 20,154
12%, 1/1/16-8/1/16                                                                            700,498                771,460
12.50%, 8/1/15-12/1/15                                                                        263,974                293,900
13%, 8/15/15-8/1/26                                                                           516,170                576,697


                  24 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

                                                                                            PRINCIPAL                  VALUE
                                                                                               AMOUNT             SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------------------
FHLMC/FNMA/SPONSORED Continued
Federal National Mortgage Assn. Grantor Trust:
Commercial Mtg. Obligations, Interest-Only Stripped Mtg.-Backed
Security, Trust 2001-T4, Cl. IO, 1.687%, 7/25/41 2                                    $    10,605,784        $       226,150
Commercial Mtg. Obligations, Trust 2001-T6, Cl. B, 6.088%, 5/25/11                         10,125,000             10,780,770
-----------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., Collateralized Mtg. Obligations,
Gtd. Real Estate Mtg. Investment Conduit Pass-Through Certificates:
Trust 1988-7, Cl. Z, 9.25%, 4/25/18                                                           157,637                168,641
Trust 1991-109, Cl. Z, 8.50%, 9/25/21                                                         120,927                129,173
Trust 1992-34, Cl. G, 8%, 3/25/22                                                             223,011                228,069
Trust 1997-16, Cl. PD, 7%, 3/18/27                                                          7,975,172              8,319,159
Trust 2001-42, Cl. QF, 4.81%, 9/25/31 1                                                    15,177,778             15,501,687
Trust 2001-70, Cl. LR, 6%, 9/25/30                                                          3,023,363              3,055,199
Trust 2001-72, Cl. NH, 6%, 4/25/30                                                          2,031,633              2,042,869
Trust 2001-74, Cl. PD, 6%, 5/25/30                                                            823,216                826,912
Trust 2002-52, Cl. FD, 4.141%, 9/25/32 1                                                    3,866,386              3,884,267
Trust 2002-52, Cl. FG, 4.33%, 9/25/32 1                                                     4,312,064              4,353,521
Trust 2002-77, Cl. WF, 4.189%, 12/18/32 1                                                   4,927,411              4,959,781
Trust 2002-94, Cl. MA, 4.50%, 8/25/09                                                         814,316                813,078
Trust 2003-10, Cl. HP, 5%, 2/25/18                                                         12,330,000             12,292,757
Trust 2003-17, Cl. EQ, 5.50%, 3/25/23                                                       3,676,000              3,721,067
Trust 2003-21, Cl. FK, 4.041%, 3/25/33 1                                                      409,725                412,522
Trust 2004-101, Cl. BG, 5%, 1/25/20                                                         8,529,000              8,525,327
-----------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., Collateralized Mtg. Obligations,
Gtd. Real Estate Mtg. Investment Conduit Pass-Through Certificates,
Interest-Only Stripped Mtg.-Backed Security:
Trust 2002-28, Cl. SA, 3.773%, 4/25/32 2                                                    2,871,238                252,941
Trust 2002-38, Cl. SO, 3.181%, 4/25/32 2                                                    4,194,780                291,804
Trust 2002-39, Cl. SD, (0.759)%, 3/18/32 2                                                  4,501,143                428,079
Trust 2002-48, Cl. S, 3.23%, 7/25/32 2                                                      4,770,845                444,699
Trust 2002-52, Cl. SL, 3.193%, 9/25/32 2                                                    2,998,222                283,336
Trust 2002-53, Cl. SK, (0.46)%, 4/25/32 2                                                   2,626,326                266,154
Trust 2002-56, Cl. SN, 4.809%, 7/25/32 2                                                    6,479,617                600,309
Trust 2002-77, Cl. IS, 3.876%, 12/18/32 2                                                   6,004,230                595,420
-----------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed
Security:
Trust 221, Cl. 2, 2.50%, 5/1/23 2                                                           3,695,282                725,257
Trust 240, Cl. 2, 7.75%, 9/1/23 2                                                           6,065,676              1,161,675
Trust 294, Cl. 2, 1.04%, 2/1/28 2                                                           6,301,832              1,247,915
Trust 301, Cl. 2, (0.674)%, 4/1/29 2                                                        5,332,133              1,000,577
Trust 321, Cl. 2, 1%, 3/1/32 2                                                             13,502,427              2,847,845
Trust 324, Cl. 2, (4.62)%, 6/1/32 2                                                        18,750,926              3,772,540
Trust 327, Cl. 2, 6.896%, 8/1/32 2                                                          9,018,390              1,738,245
Trust 329, Cl. 2, 4.959%, 1/1/33 2                                                          2,568,519                547,528
Trust 333, Cl. 2, 5.60%, 3/1/33 2                                                          15,040,152              3,250,471
Trust 338, Cl. 2, 4.46%, 6/1/33 2                                                          13,474,888              2,913,721
Trust 346, Cl. 2, 10.29%, 12/1/33 2                                                         9,672,854              2,066,189
Trust 350, Cl. 2, 8.668%, 2/1/34 2                                                         13,684,778              2,916,878
Trust 2001-63, Cl. SD, 7.783%, 12/18/31 2                                                   4,712,822                408,881
Trust 2001-68, Cl. SC, 6.153%, 11/25/31 2                                                   4,414,068                431,454


                  25 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                            PRINCIPAL                 VALUE
                                                                                               AMOUNT            SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------------------
FHLMC/FNMA/SPONSORED Continued
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed
Security: Continued
Trust 2001-81, Cl. S, 4.542%, 1/25/32 2                                              $      3,566,520         $      332,118
Trust 2002-9, Cl. MS, 3.043%, 3/25/32 2                                                     5,334,250                517,874
Trust 2002-52, Cl. SD, (0.566)%, 9/25/32 2                                                  3,866,386                375,762
Trust 2002-77, Cl. SH, 9.375%, 12/18/32 2                                                   4,315,683                431,635
Trust 2003-4, Cl. S, 17.135%, 2/25/33 2                                                     7,293,024                759,716
Trust 2005-40, Cl. SA, 11.533%, 5/25/35 2                                                  16,067,412                951,162
Trust 2005-63, Cl. SA, 19.708%, 10/25/31 2                                                 17,271,089                917,777
Trust 2005-63, Cl. X, 48.782%, 10/25/31 2                                                     204,451                  4,239
Trust 2005-71, Cl. SA, 22.845%, 8/25/25 2                                                  18,039,013              1,027,228
-----------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., Stripped Mtg.-Backed Security,
Trust G, Cl. 2, 11.50%, 3/1/09                                                                147,752                157,567
                                                                                                             ----------------
                                                                                                                 990,806,996

-----------------------------------------------------------------------------------------------------------------------------
GNMA/GUARANTEED--0.7%
Government National Mortgage Assn.:
6.50%, 1/15/24                                                                                444,957                464,159
7%, 1/15/09-1/20/30                                                                         3,566,057              3,750,987
7.50%, 1/15/28-8/15/28                                                                      1,385,767              1,473,419
8%, 9/15/07-10/15/28                                                                          351,767                376,353
8.50%, 8/15/17-9/15/21                                                                      1,763,987              1,914,828
9.50%, 9/15/17                                                                                  6,971                  7,702
10.50%, 2/15/16-7/15/21                                                                       254,369                286,497
11%, 10/20/19                                                                                 362,067                397,879
11.50%, 3/15/13-7/15/19                                                                        87,798                 97,000
13%, 2/15/11-9/15/14                                                                           11,717                 13,152
-----------------------------------------------------------------------------------------------------------------------------
Government National Mortgage Assn., Interest-Only Stripped
Mtg.-Backed Security:
Series 1998-6, Cl. SA, 7.993%, 3/16/28 2                                                    4,158,393                424,344
Series 1998-19, Cl. SB, 5.766%, 7/16/28 2                                                   6,792,807                753,747
Series 2001-21, Cl. SB, 4.769%, 1/16/27 2                                                   7,704,243                599,423
-----------------------------------------------------------------------------------------------------------------------------
Government National Mortgage Assn., Commercial Mtg. Obligations,
Trust 2002-9, Cl. A, 4.691%, 6/16/16                                                        3,310,194              3,308,939
                                                                                                             ----------------

                                                                                                                  13,868,429

-----------------------------------------------------------------------------------------------------------------------------
NON-AGENCY--9.8%
-----------------------------------------------------------------------------------------------------------------------------
COMMERCIAL--8.4%
Banc of America Commercial Mortgage, Inc., Commercial Mtg.
Pass-Through Certificates:
Series 2004-6, Cl. A3, 4.512%, 12/10/42                                                     4,500,000              4,401,474
Series 2005-2, Cl. A4, 4.783%, 7/10/43                                                     11,180,000             11,087,828
Series 2005-3, Cl. A2, 4.501%, 7/10/43                                                      9,170,000              9,023,439


                  26 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

                                                                                            PRINCIPAL                 VALUE
                                                                                               AMOUNT            SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------------------
COMMERCIAL Continued
Banc of America Mortgage Securities, Inc., Collateralized Mtg.
Obligations Pass-Through Certificates:
Series 2004-8, Cl. 5A1, 6.50%, 5/25/32                                               $      8,760,101         $    8,927,094
Series 2004-E, Cl. 2A9, 3.712%, 6/25/34                                                     2,532,025              2,532,008
Series 2005-E, Cl. 2A2, 4.989%, 6/25/35 1                                                   2,468,954              2,464,477
-----------------------------------------------------------------------------------------------------------------------------
Bear Stearns Commercial Mortgage Securities, Inc., Commercial Mtg.
Obligations, Series 2005-PWR7, Cl. A2, 4.945%, 2/11/41                                      3,680,000              3,679,340
-----------------------------------------------------------------------------------------------------------------------------
Countrywide Alternative Loan Trust, Collateralized Mtg. Obligations,
Series 2005-J3, Cl. 3A1, 6.50%, 9/25/34                                                    15,971,294             16,308,853
-----------------------------------------------------------------------------------------------------------------------------
First Union National Bank/Lehman Brothers/Bank of America Commercial
Mtg. Trust, Pass-Through Certificates, Series 1998-C2, Cl. A2, 6.56%, 11/18/35              6,999,540              7,266,410
-----------------------------------------------------------------------------------------------------------------------------
GE Capital Commercial Mortgage Corp., Commercial Mtg. Obligations:
Series 2004-C3, Cl. A2, 4.433%, 7/10/39                                                     6,670,000              6,597,374
Series 2005-CA, Cl. A3, 4.578%, 6/10/48                                                     3,100,000              3,046,059
Series 2005-C3, Cl. A2, 4.853%, 7/10/45                                                     5,240,000              5,250,427
-----------------------------------------------------------------------------------------------------------------------------
GMAC Commercial Mortgage Securities, Inc., Commercial Mtg.
Pass-Through Certificates:
Series 1997-C1, Cl. A3, 6.869%, 7/15/29                                                     4,556,733              4,697,441
Series 2004-C3, Cl. A4, 4.547%, 12/10/41                                                    4,960,000              4,859,439
-----------------------------------------------------------------------------------------------------------------------------
Greenwich Capital Commercial Funding Corp., Commercial Mtg.
Pass-Through Certificates, Series 2005-G G3, Cl. A2, 4.305%, 8/10/42                        6,190,000              6,071,769
-----------------------------------------------------------------------------------------------------------------------------
GS Mortgage Securities Corp. II, Commercial Mtg. Pass-Through Certificates:
Series 2004-C1, Cl. A1, 3.659%, 10/10/28                                                    5,713,194              5,567,168
Series 2004-GG2, Cl. A3, 4.602%, 8/10/38                                                    4,235,000              4,209,900
-----------------------------------------------------------------------------------------------------------------------------
JPMorgan Chase Commercial Mortgage Securities Corp., Commercial
Mtg. Pass-Through Certificates, Series 2005-LDP2, Cl. A2, 4.575%, 7/15/42                   2,240,000              2,213,439
-----------------------------------------------------------------------------------------------------------------------------
LB-UBS Securities Commercial Mortgage Trust, Commercial Mtg.
Pass-Through Certificates, Series 2005-C5, Cl. A2, 4.885%, 9/15/40                          6,340,000              6,352,781
-----------------------------------------------------------------------------------------------------------------------------
Mastr Alternative Loan Trust, Pass-Through Collateralized Mtg.
Obligations, Series 2004-6, Cl. 10A1, 6%, 7/25/34                                          12,048,152             12,192,468
-----------------------------------------------------------------------------------------------------------------------------
Nomura Asset Securities Corp., Commercial Mtg. Pass-Through
Certificates, Series 1998-D6, Cl. A1B, 6.59%, 3/15/30                                       7,900,000              8,254,486
-----------------------------------------------------------------------------------------------------------------------------
Wachovia Bank Commercial Mortgage Trust, Commercial Mtg. Obligations:
Series 2005-C17, Cl. A2, 4.782%, 3/15/42                                                   10,760,000             10,730,497
Series 2005-C20, Cl. A5, 5.087%, 7/15/42                                                    6,350,000              6,372,544
-----------------------------------------------------------------------------------------------------------------------------
Washington Mutual Mortgage Securities Corp., Collateralized Mtg.
Pass-Through Certificates, Series 2005-AR5, Cl. A1, 4.684%, 5/25/35 1                       9,695,778              9,700,817
-----------------------------------------------------------------------------------------------------------------------------
Wells Fargo Mortgage-Backed Securities Trust, Collateralized Mtg. Obligations:
Series 2004-DD, Cl. 2 A1, 4.53%, 1/25/35 1                                                  5,825,181              5,814,468
Series 2004-W, Cl. A2, 4.594%, 11/25/34 1                                                   1,303,526              1,300,503
                                                                                                             ----------------
                                                                                                                 168,922,503


                  27 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                            PRINCIPAL                  VALUE
                                                                                               AMOUNT             SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------------------
OTHER--0.5%
JPMorgan Chase Commercial Mortgage Securities Corp., Commercial
Mtg. Pass-Through Certificates, Series 2005-LDP4, Cl. A2, 4.79%, 10/15/42             $     7,550,000         $    7,531,578
-----------------------------------------------------------------------------------------------------------------------------
Vendee Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security:
Series 2002-3, Cl. IO, 4.763%, 8/15/32 2                                                    5,368,449                 91,986
Series 2003-1, Cl. IO, 7.525%, 11/15/32 2                                                  10,632,914                165,517
-----------------------------------------------------------------------------------------------------------------------------
Washington Mutual Mortgage Securities Corp., Collateralized Mtg.
Pass-Through Certificates, Series 2005-AR8, Cl. 2AB1, 4.08%, 7/25/45 1                      3,455,194              3,455,194
                                                                                                             ----------------
                                                                                                                  11,244,275

-----------------------------------------------------------------------------------------------------------------------------
RESIDENTIAL--0.9%
Countrywide Alternative Loan Trust, Collateralized Mtg. Obligations,
Series 2005-J1, Cl. 3A1, 6.50%, 8/25/32 3                                                  17,821,751             18,100,216
                                                                                                             ----------------
Total Mortgage-Backed Obligations (Cost $1,213,120,698)                                                        1,202,942,419

-----------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS--51.2%
-----------------------------------------------------------------------------------------------------------------------------
Fannie Mae Unsec. Nts.:
3.58%, 1/31/07 4                                                                           36,630,000             34,593,116
3.69%, 10/5/07 4                                                                           69,495,000             63,660,825
-----------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Bank Unsec. Bonds:
2.75%, 11/15/06                                                                            52,400,000             51,488,764
2.875%, 5/22/06                                                                            40,400,000             40,051,590
3.50%, 11/15/07                                                                             6,470,000              6,353,954
Series 1Y06, 2.375%, 2/15/06                                                               75,000,000             74,571,000
Series S706, 5.375%, 5/15/06                                                               17,900,000             18,015,598
-----------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp. Unsec. Nts.:
2.75%, 8/15/06                                                                             65,735,000             64,867,364
3.625%, 9/15/06-2/15/07                                                                   139,695,000            138,429,870
4%, 8/17/07                                                                                42,780,000             42,540,432
4.125%, 7/12/10                                                                            18,430,000             18,147,763
5.25%, 1/15/06                                                                              9,440,000              9,471,718
5.50%, 7/15/06                                                                             48,656,000             49,099,743
6.625%, 9/15/09 5                                                                          16,820,000             18,110,800
-----------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn. Unsec. Nts.:
2.20%, 12/4/06                                                                             81,700,000             79,714,036
3.01%, 6/2/06                                                                              13,030,000             12,915,152
3.25%, 7/31/06                                                                             18,305,000             18,149,426
4%, 2/28/07                                                                                14,690,000             14,610,938
4.25%, 9/15/07-8/15/10                                                                     72,430,000             72,109,778
5.50%, 2/15/06                                                                            114,715,000            115,347,768
6%, 5/15/08-5/15/11                                                                        40,110,000             42,478,956
6.625%, 9/15/09                                                                             8,605,000              9,255,168
-----------------------------------------------------------------------------------------------------------------------------
Tennessee Valley Authority Bonds:
5.375%, 11/13/08                                                                           18,205,000             18,711,991
Series A, 6.79%, 5/23/12                                                                   17,048,000             19,161,424
                                                                                                             ----------------
Total U.S. Government Obligations (Cost $1,041,413,747)                                                        1,031,857,174


                  28 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

                                                                                                                       VALUE
                                                                                                                  SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $2,400,247,537)                                               118.1%        $2,379,958,132
-----------------------------------------------------------------------------------------------------------------------------
LIABILITIES IN EXCESS OF OTHER ASSETS                                                           (18.1)          (365,103,953)
                                                                                      ---------------------------------------
NET ASSETS                                                                                      100.0%        $2,014,854,179
                                                                                      =======================================

FOOTNOTES TO STATEMENT OF INVESTMENTS

1. Represents the current interest rate for a variable or increasing rate security.

2. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $49,332,613 or 2.45% of the Fund's net assets as of September 30, 2005.

3. When-issued security or forward commitment to be delivered and settled after September 30, 2005. See Note 1 of Notes to Financial Statements.

4. Zero coupon bond reflects effective yield on the date of purchase.

5. All or a portion of the security is held in collateralized accounts to cover initial margin requirements on open futures sales contracts. The aggregate market value of such securities is $17,550,895. See Note 5 of Notes to Financial Statements.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                  29 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

STATEMENT OF ASSETS AND LIABILITIES  September 30, 2005
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
ASSETS
---------------------------------------------------------------------------------------------------------
Investments, at value (cost $2,400,247,537)--see accompanying statement of investments   $ 2,379,958,132
---------------------------------------------------------------------------------------------------------
Cash                                                                                           4,651,353
---------------------------------------------------------------------------------------------------------
Receivables and other assets:
Investments sold on a when-issued basis or forward commitment                                107,322,667
Interest and principal paydowns                                                               11,928,597
Shares of beneficial interest sold                                                             2,716,771
Futures margins                                                                                  584,966
Other                                                                                             94,035
                                                                                         ----------------
Total assets                                                                               2,507,256,521

---------------------------------------------------------------------------------------------------------
LIABILITIES
---------------------------------------------------------------------------------------------------------
Unrealized depreciation on swap contracts                                                        636,607
---------------------------------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased (including $478,658,166 purchased on
a when-issued basis or forward commitment)                                                   480,448,678
Shares of beneficial interest redeemed                                                         9,045,007
Distribution and service plan fees                                                             1,233,313
Dividends                                                                                        409,894
Transfer and shareholder servicing agent fees                                                    368,135
Shareholder communications                                                                       132,969
Trustees' compensation                                                                            58,599
Other                                                                                             69,140
                                                                                         ----------------
Total liabilities                                                                            492,402,342

---------------------------------------------------------------------------------------------------------
NET ASSETS                                                                               $ 2,014,854,179
                                                                                         ================

---------------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
---------------------------------------------------------------------------------------------------------
Par value of shares of beneficial interest                                               $       201,508
---------------------------------------------------------------------------------------------------------
Additional paid-in capital                                                                 2,086,644,692
---------------------------------------------------------------------------------------------------------
Accumulated net investment income                                                             17,358,984
---------------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments                                                 (70,458,976)
---------------------------------------------------------------------------------------------------------
Net unrealized depreciation on investments                                                   (18,892,029)
                                                                                         ----------------
NET ASSETS                                                                               $ 2,014,854,179
                                                                                         ================


                  30 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

---------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
---------------------------------------------------------------------------------------------------------
Class A Shares:
Net asset value and redemption price per share (based on net assets of $1,149,201,786
and 114,875,526 shares of beneficial interest outstanding)                                        $10.00
Maximum offering price per share (net asset value plus sales charge of 3.50% of offering price)   $10.36
---------------------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge)
and offering price per share (based on net assets of $344,928,264 and 34,491,310 shares
of beneficial interest outstanding)                                                               $10.00
---------------------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge)
and offering price per share (based on net assets of $386,310,397 and 38,694,212 shares
of beneficial interest outstanding)                                                               $ 9.98
---------------------------------------------------------------------------------------------------------
Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge)
and offering price per share (based on net assets of $50,591,982 and 5,062,127 shares
of beneficial interest outstanding)                                                               $ 9.99
---------------------------------------------------------------------------------------------------------
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets
of $83,821,750 and 8,385,198 shares of beneficial interest outstanding)                           $10.00

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                  31 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

STATEMENT OF OPERATIONS  For the Year Ended September 30, 2005
--------------------------------------------------------------------------------

-----------------------------------------------------------------------
INVESTMENT INCOME
-----------------------------------------------------------------------
Interest                                                  $ 70,372,113
-----------------------------------------------------------------------
Fee income                                                  11,144,225
-----------------------------------------------------------------------
Portfolio lending fees                                         322,476
-----------------------------------------------------------------------
Other income                                                    38,143
                                                          -------------
Total investment income                                     81,876,957

-----------------------------------------------------------------------
EXPENSES
-----------------------------------------------------------------------
Management fees                                              8,839,599
-----------------------------------------------------------------------
Distribution and service plan fees:
Class A                                                      2,875,441
Class B                                                      4,119,744
Class C                                                      4,319,055
Class N                                                        253,037
-----------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Class A                                                      2,270,949
Class B                                                        977,482
Class C                                                        696,588
Class N                                                        176,130
Class Y                                                        117,873
-----------------------------------------------------------------------
Shareholder communications:
Class A                                                        149,466
Class B                                                         93,561
Class C                                                         52,076
Class N                                                          6,403
-----------------------------------------------------------------------
Custodian fees and expenses                                     92,376
-----------------------------------------------------------------------
Trustees' compensation                                          49,775
-----------------------------------------------------------------------
Accounting service fees                                         12,000
-----------------------------------------------------------------------
Other                                                          219,592
                                                          -------------
Total expenses                                              25,321,147
Less reduction to custodian expenses                           (55,194)
Less waivers and reimbursements of expenses                 (3,924,716)
                                                          -------------
Net expenses                                                21,341,237

-----------------------------------------------------------------------
NET INVESTMENT INCOME                                       60,535,720


                  32 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

---------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
---------------------------------------------------------------------------
Net realized gain (loss) on:
Investments                                                $   (13,837,471)
Closing of futures contracts                                       829,427
Swap contracts                                                     (20,780)
                                                           ----------------
Net realized loss                                              (13,028,824)
---------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) on:
Investments                                                    (24,057,301)
Futures contracts                                                1,992,308
Swap contracts                                                    (656,008)
                                                           ----------------
Net change in unrealized depreciation                          (22,721,001)

---------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS       $    24,785,895
                                                           ================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                  33 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
YEAR ENDED SEPTEMBER 30,                                              2005             2004
--------------------------------------------------------------------------------------------------
OPERATIONS
--------------------------------------------------------------------------------------------------
Net investment income                                           $    60,535,720   $    66,822,614
--------------------------------------------------------------------------------------------------
Net realized loss                                                   (13,028,824)      (30,156,913)
--------------------------------------------------------------------------------------------------
Net change in unrealized depreciation                               (22,721,001)      (11,166,484)
                                                                ----------------------------------
Net increase in net assets resulting from operations                 24,785,895        25,499,217

--------------------------------------------------------------------------------------------------
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
--------------------------------------------------------------------------------------------------
Dividends from net investment income:
Class A                                                             (36,424,594)      (34,769,506)
Class B                                                              (9,659,784)      (11,684,683)
Class C                                                             (10,175,034)      (11,473,120)
Class N                                                              (1,452,293)       (1,102,337)
Class Y                                                              (2,823,513)       (7,793,465)

--------------------------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS
--------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from beneficial interest transactions:
Class A                                                             (32,465,253)     (148,840,842)
Class B                                                            (143,703,813)     (219,134,910)
Class C                                                             (91,072,694)     (192,428,031)
Class N                                                               3,976,753         4,502,092
Class Y                                                            (173,911,342)       20,841,663

--------------------------------------------------------------------------------------------------
NET ASSETS
--------------------------------------------------------------------------------------------------
Total decrease                                                     (472,925,672)     (576,383,922)
--------------------------------------------------------------------------------------------------
Beginning of period                                               2,487,779,851     3,064,163,773
                                                                ----------------------------------
End of period (including accumulated net investment
income of $17,358,984 and $11,567,134, respectively)            $ 2,014,854,179   $ 2,487,779,851
                                                                ==================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                  34 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

CLASS A     YEAR ENDED SEPTEMBER 30,                      2005            2004            2003            2002         2001
----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $      10.17     $     10.33     $     10.35     $     10.22   $     9.93
----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                      .31 1           .29             .22             .44          .50
Net realized and unrealized gain (loss)                   (.16)           (.17)           (.01)            .13          .37
                                                  --------------------------------------------------------------------------
Total from investment operations                           .15             .12             .21             .57          .87
----------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                      (.32)           (.28)           (.23)           (.44)        (.58)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $      10.00     $     10.17     $     10.33     $     10.35   $    10.22
                                                  ==========================================================================

----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                        1.45%           1.22%           2.01%           5.72%        8.98%
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $  1,149,202     $ 1,201,379     $ 1,369,364     $ 1,355,382   $  786,012
----------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $  1,171,442     $ 1,257,178     $ 1,476,397     $   968,852   $  681,977
----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                     3.11%           2.77%           2.14%           4.27%        4.96%
Total expenses                                            0.88%           0.88%           0.88%           0.88%        0.85%
Expenses after payments and waivers and
reduction to custodian expenses                           0.70%           0.79%           0.88%           0.88%        0.85%
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                    101% 4           75% 4           82%            161%          97%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3. Annualized for periods of less than one full year.

4. The portfolio turnover rate excludes purchase and sales of To Be Announced
(TBA) mortgage-related securities as follows:

                                PURCHASE TRANSACTIONS   SALE TRANSACTIONS
-------------------------------------------------------------------------
Year Ended September 30, 2005   $       6,727,092,497   $   6,985,663,762
Year Ended September 30, 2004           9,662,274,960      10,097,758,478

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                  35 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------

CLASS B     YEAR ENDED SEPTEMBER 30,                      2005            2004            2003            2002         2001
----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $      10.17     $     10.32     $     10.35     $     10.22   $     9.93
----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                      .24 1           .22             .14             .37          .43
Net realized and unrealized gain (loss)                   (.17)           (.16)           (.02)            .12          .36
                                                  --------------------------------------------------------------------------
Total from investment operations                           .07             .06             .12             .49          .79
----------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                      (.24)           (.21)           (.15)           (.36)        (.50)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $      10.00     $     10.17     $     10.32     $     10.35   $    10.22
                                                  ==========================================================================

----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                        0.69%           0.56%           1.14%           4.93%        8.17%
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $    344,928     $   495,417     $   723,564     $   759,144   $  425,088
----------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $    412,054     $   586,747     $   800,685     $   523,711   $  353,905
----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                     2.34%           1.99%           1.39%           3.50%        4.20%
Total expenses                                            1.69%           1.66%           1.62%           1.63%        1.60%
Expenses after payments and waivers and
reduction to custodian expenses                           1.45%           1.55%           1.62%           1.63%        1.60%
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                    101% 4           75% 4           82%            161%          97%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3. Annualized for periods of less than one full year.

4. The portfolio turnover rate excludes purchase and sales of To Be Announced
(TBA) mortgage-related securities as follows:

                                PURCHASE TRANSACTIONS   SALE TRANSACTIONS
-------------------------------------------------------------------------
Year Ended September 30, 2005   $       6,727,092,497   $   6,985,663,762
Year Ended September 30, 2004           9,662,274,960      10,097,758,478

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                  36 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

CLASS C     YEAR ENDED SEPTEMBER 30,                      2005            2004            2003            2002         2001
----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $      10.15     $     10.30     $     10.33     $     10.20   $     9.92
----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                      .24 1           .22             .15             .36          .44
Net realized and unrealized gain (loss)                   (.17)           (.16)           (.03)            .13          .34
                                                  --------------------------------------------------------------------------
Total from investment operations                           .07             .06             .12             .49          .78
----------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                      (.24)           (.21)           (.15)           (.36)        (.50)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $       9.98     $     10.15     $     10.30     $     10.33   $    10.20
                                                  ==========================================================================

----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                        0.69%           0.58%           1.21%           4.95%        8.08%
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $    386,310     $   484,575     $   685,735     $   656,959   $  248,537
----------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $    432,392     $   565,671     $   733,037     $   407,864   $  190,885
----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                     2.35%           2.03%           1.45%           3.43%        4.21%
Total expenses                                            1.60%           1.58%           1.56%           1.62%        1.60%
Expenses after payments and waivers and
reduction to custodian expenses                           1.45%           1.52%           1.56%           1.62%        1.60%
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                    101% 4           75% 4           82%            161%          97%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3. Annualized for periods of less than one full year.

4. The portfolio turnover rate excludes purchase and sales of To Be Announced
(TBA) mortgage-related securities as follows:

                                PURCHASE TRANSACTIONS   SALE TRANSACTIONS
-------------------------------------------------------------------------
Year Ended September 30, 2005   $       6,727,092,497   $   6,985,663,762
Year Ended September 30, 2004           9,662,274,960      10,097,758,478

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                  37 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------

CLASS N     YEAR ENDED SEPTEMBER 30,                      2005            2004            2003            2002         2001 1
-----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $      10.16     $     10.32     $     10.35     $     10.21   $    10.06
-----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                      .29 2           .25             .19             .37          .32
Net realized and unrealized gain (loss)                   (.17)           (.16)           (.03)            .19          .15
                                                  ---------------------------------------------------------------------------
Total from investment operations                           .12             .09             .16             .56          .47
-----------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                      (.29)           (.25)           (.19)           (.42)        (.32)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $       9.99     $     10.16     $     10.32     $     10.35   $    10.21
                                                  ===========================================================================

-----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 3                        1.20%           0.91%           1.58%           5.60%        4.74%
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $     50,592     $    47,472     $    43,645     $    24,101   $    1,922
-----------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $     50,758     $    44,515     $    35,965     $     8,750   $      597
-----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income                                     2.86%           2.48%           1.75%           3.62%        5.29%
Total expenses                                            1.29%           1.26%           1.20%           1.11%        0.87%
Expenses after payments and waivers and
reduction to custodian expenses                           0.95%           1.08%           1.20%           1.11%        0.87%
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                    101% 5           75% 5           82%            161%          97%

1. For the period from March 1, 2001 (inception of offering) to September 30, 2001.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

4. Annualized for periods of less than one full year.

5. The portfolio turnover rate excludes purchase and sales of To Be Announced
(TBA) mortgage-related securities as follows:

                                PURCHASE TRANSACTIONS   SALE TRANSACTIONS
-------------------------------------------------------------------------
Year Ended September 30, 2005   $       6,727,092,497    $  6,985,663,762
Year Ended September 30, 2004           9,662,274,960      10,097,758,478

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                  38 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

CLASS Y     YEAR ENDED SEPTEMBER 30,                      2005            2004            2003            2002         2001
----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $      10.17     $     10.32     $     10.34     $     10.21   $     9.93
----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                      .34 1           .32             .26             .47          .56
Net realized and unrealized gain (loss)                   (.17)           (.15)           (.01)            .14          .33
                                                  --------------------------------------------------------------------------
Total from investment operations                           .17             .17             .25             .61          .89
----------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                      (.34)           (.32)           (.27)           (.48)        (.61)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $      10.00     $     10.17     $     10.32     $     10.34   $    10.21
                                                  ==========================================================================

----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                        1.69%           1.68%           2.41%           6.13%        9.19%
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $     83,822     $   258,937     $   241,856     $   141,508   $   42,527
----------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $     84,227     $   248,689     $   201,564     $    86,883   $   22,239
----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                     3.35%           3.13%           2.53%           4.54%        5.14%
Total expenses                                            0.57%           0.42%           0.44%           0.49%        0.71%
Expenses after payments and waivers and
reduction to custodian expenses                           0.45%           0.42%           0.44%           0.49%        0.71%
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                    101% 4           75% 4           82%            161%          97%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3. Annualized for periods of less than one full year.

4. The portfolio turnover rate excludes purchase and sales of To Be Announced
(TBA) mortgage-related securities as follows:

                                PURCHASE TRANSACTIONS   SALE TRANSACTIONS
-------------------------------------------------------------------------
Year Ended September 30, 2005   $       6,727,092,497   $   6,985,663,762
Year Ended September 30, 2004           9,662,274,960      10,097,758,478

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                  39 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Limited-Term Government Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek high current return and safety of principal. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).

      The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC, however, the institutional investor may impose charges on those accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase.

      The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of The New York Stock Exchange (the Exchange), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Trustees. Securities listed or traded on National Stock Exchanges or other domestic exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. Securities traded on NASDAQ are valued based on the closing price provided by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing "bid" and "asked" prices, and if not, at the closing bid price. Securities traded on foreign exchanges are valued based on the last sale price on the principal exchange on which the security is traded, in the country that is identified by the portfolio pricing service, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the official closing price on the principal exchange. Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities will be valued at the mean between the "bid" and "asked" prices. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by


                  40 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund's assets are valued. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value. Foreign and domestic securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

--------------------------------------------------------------------------------
SECURITIES ON A WHEN-ISSUED BASIS OR FORWARD COMMITMENT. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis or forward commitment can take place up to ten days or more after the trade date. Normally the settlement date occurs within six months after the trade date; however, the Fund may, from time to time, purchase securities whose settlement date extends six months or more beyond trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains internally designated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when-issued basis or forward commitment may increase the volatility of the Fund's net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase. As of September 30, 2005, the Fund had purchased $478,658,166 of securities issued on a when-issued basis or forward commitment and sold $107,322,667 of securities issued on a when-issued basis or forward commitment.

      In connection with its ability to purchase or sell securities on a when-issued basis, the Fund may enter into forward roll transactions with respect to mortgage-related securities. Forward roll transactions require the sale of securities for delivery in the current month, and a simultaneous agreement with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

      Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; counterparty credit risk; and the potential pay down speed variance between the mortgage-related pools.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to


                  41 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders, therefore, no federal income or excise tax provision is required.

The tax components of capital shown in the table below represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

                                                                  NET UNREALIZED
                                                                    DEPRECIATION
                                                                BASED ON COST OF
                                                                  SECURITIES AND
UNDISTRIBUTED    UNDISTRIBUTED                 ACCUMULATED     OTHER INVESTMENTS
NET INVESTMENT       LONG-TERM                        LOSS    FOR FEDERAL INCOME
INCOME                    GAIN        CARRYFORWARD 1,2,3,4          TAX PURPOSES
--------------------------------------------------------------------------------
$ 16,766,344              $ --                $ 68,213,535          $ 20,499,049

1. As of September 30, 2005, the Fund had $54,612,566 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of September 30, 2005, details of the capital loss carryforwards were as follows:

                           EXPIRING
                           -----------------------
                           2011       $ 16,833,987
                           2013         37,778,579
                                      ------------
                           Total      $ 54,612,566
                                      ============

2. As of September 30, 2005, the Fund had $13,600,969 of post-October losses available to offset future realized capital gains, if any. Such losses, if unutilized, will expire in 2014.

3. During the fiscal year ended September 30, 2005, the Fund did not utilize any capital loss carryforward.

4. During the fiscal year ended September 30, 2004, the Fund utilized $37,876,495 of capital loss carryforward to offset capital gains realized in that fiscal year.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund. Accordingly, the following amounts have been reclassified for September 30, 2005. Net assets of the Fund were unaffected by the reclassifications.


                  42 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

                 INCREASE TO          INCREASE TO
                 ACCUMULATED      ACCUMULATED NET
                 NET INVESTMENT     REALIZED LOSS
                 INCOME            ON INVESTMENTS
                 --------------------------------
                 $ 5,791,348          $ 5,791,348

The tax character of distributions paid during the years ended September 30, 2005 and September 30, 2004 was as follows:

                                           YEAR ENDED       YEAR ENDED
                                       SEPT. 30, 2005   SEPT. 30, 2004
            ----------------------------------------------------------
            Distributions paid from:
            Ordinary income             $ 60,535,218     $ 66,823,111

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of September 30, 2005 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

                 Federal tax cost of securities          $ 2,400,584,441
                 Federal tax cost of other investments      (173,019,006)
                                                         ---------------
                 Total federal tax cost                  $ 2,227,565,435
                                                         ===============

                 Gross unrealized appreciation           $     5,173,566
                 Gross unrealized depreciation               (25,672,615)
                                                         ---------------
                 Net unrealized depreciation             $   (20,499,049)
                                                         ===============

--------------------------------------------------------------------------------
TRUSTEES' COMPENSATION. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of "Other" within the asset section of the Statement of Assets and Liabilities. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the Plan.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.


                  43 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

--------------------------------------------------------------------------------
CUSTODIAN FEES. Custodian Fees and Expenses in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts at a rate equal to the Federal Funds Rate plus 0.50%. The Reduction to Custodian Expenses line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

--------------------------------------------------------------------------------
SECURITY TRANSACTIONS. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
OTHER. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                          YEAR ENDED SEPTEMBER 30, 2005   YEAR ENDED SEPTEMBER 30, 2004
                                SHARES           AMOUNT          SHARES          AMOUNT
---------------------------------------------------------------------------------------
CLASS A
Sold                        38,337,232   $  387,267,089      40,630,083   $ 416,196,670
Dividends and/or
distributions reinvested     3,066,260       30,928,765       2,826,916      28,910,881
Redeemed                   (44,614,244)    (450,661,107)    (57,989,648)   (593,948,393)
                          -------------------------------------------------------------
Net decrease                (3,210,752)  $  (32,465,253)    (14,532,649)  $(148,840,842)
                          =============================================================

---------------------------------------------------------------------------------------
CLASS B
Sold                         4,212,607   $   42,534,890       7,347,600   $  75,191,905
Dividends and/or
distributions reinvested       807,935        8,150,076         936,022       9,570,054
Redeemed                   (19,242,001)    (194,388,779)    (29,671,231)   (303,896,869)
                          -------------------------------------------------------------
Net decrease               (14,221,459)  $(143,703,813)     (21,387,609)  $(219,134,910)
                          =============================================================


                  44 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

                          YEAR ENDED SEPTEMBER 30, 2005      YEAR ENDED SEPTEMBER 30, 2004
                                SHARES           AMOUNT          SHARES             AMOUNT
-------------------------------------------------------------------------------------------
CLASS C
Sold                         7,186,582    $  72,471,759      10,486,684     $  107,208,148
Dividends and/or
distributions reinvested       805,282        8,107,614         862,892          8,809,433
Redeemed                   (17,024,609)    (171,652,067)    (30,168,509)      (308,445,612)
                          -----------------------------------------------------------------
Net decrease                (9,032,745)   $ (91,072,694)    (18,818,933)    $ (192,428,031)
                          =================================================================

-------------------------------------------------------------------------------------------
CLASS N
Sold                         2,667,582    $  26,898,049       2,509,487     $   25,690,585
Dividends and/or
distributions reinvested       127,477        1,284,398          94,971            969,952
Redeemed                    (2,403,568)     (24,205,694)     (2,164,858)       (22,158,445)
                          -----------------------------------------------------------------
Net increase                   391,491    $   3,976,753         439,600     $    4,502,092
                          =================================================================

-------------------------------------------------------------------------------------------
CLASS Y
Sold                         5,396,842    $  54,355,722      10,414,242     $  106,381,723
Dividends and/or
distributions reinvested       185,913        1,871,852          14,407            146,759
Redeemed                   (22,667,861)    (230,138,916)     (8,398,917)       (85,686,819)
                          -----------------------------------------------------------------
Net increase (decrease)    (17,085,106)   $(173,911,342)      2,029,732     $   20,841,663
                          =================================================================

--------------------------------------------------------------------------------
3. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended September 30, 2005, were as follows:

                                     PURCHASES            SALES
---------------------------------------------------------------
Investment securities           $1,102,233,851   $  942,907,109
U.S. government and
government agency obligations      968,328,052    1,376,794,928
To Be Announced (TBA)
mortgage-related securities      6,727,092,497    6,985,663,762

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee at annual rate of 0.50% of the first $100 million of average annual net assets of the Fund, 0.45% of the next $150 million, 0.425% of the next $250 million, and 0.40% of average annual net assets in excess of $500 million.

--------------------------------------------------------------------------------
ACCOUNTING FEES. The Manager acts as the accounting agent for the Fund at an annual fee of $12,000, plus out-of-pocket costs and expenses reasonably incurred.

--------------------------------------------------------------------------------
ADMINISTRATION SERVICES. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund's tax returns.


                  45 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES Continued

TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended September 30, 2005, the Fund paid $4,246,701 to OFS for services to the Fund.

      Additionally, Class Y shares are subject to minimum fees of $10,000 per annum for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN (12b-1) FEES. Under its General Distributor's Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the Distributor) acts as the Fund's principal underwriter in the continuous public offering of the Fund's classes of shares.

--------------------------------------------------------------------------------
SERVICE PLAN FOR CLASS A SHARES. The Fund has adopted a Service Plan for Class A shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions quarterly for providing personal services and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLANS FOR CLASS B, CLASS C AND CLASS N SHARES. The Fund has adopted Distribution and Service Plans for Class B, Class C and Class N shares to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares and 0.25% on Class N shares. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. The Distributor's aggregate uncompensated expenses under the plan at September 30, 2005 for Class C and Class N shares were $14,010,003 and $1,129,331, respectively. Fees incurred by the Fund under the plans are detailed in the Statement of Operations.

--------------------------------------------------------------------------------
SALES CHARGES. Front-end sales charges and contingent deferred sales charges
(CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and


                  46 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND the CDSC retained by the Distributor on the redemption of shares is shown in the table below for the period indicated.

                                               CLASS A         CLASS B         CLASS C         CLASS N
                               CLASS A      CONTINGENT      CONTINGENT      CONTINGENT      CONTINGENT
                             FRONT-END        DEFERRED        DEFERRED        DEFERRED        DEFERRED
                         SALES CHARGES   SALES CHARGES   SALES CHARGES   SALES CHARGES   SALES CHARGES
                           RETAINED BY     RETAINED BY     RETAINED BY     RETAINED BY     RETAINED BY
YEAR ENDED                 DISTRIBUTOR     DISTRIBUTOR     DISTRIBUTOR     DISTRIBUTOR     DISTRIBUTOR
-------------------------------------------------------------------------------------------------------
September 30, 2005       $     574,271   $       7,055   $     962,593   $      66,370   $      80,932
-------------------------------------------------------------------------------------------------------

WAIVERS AND REIMBURSEMENTS OF EXPENSES. The Manager has voluntarily undertaken to limit the "Expenses after payments and waivers and reduction to custodian expenses" for all classes of shares so that "Expenses after payments and waivers and reduction to custodian expenses," as percentages of average daily net assets, will not exceed the following annual rates: 0.70% for the Class A shares; 1.45% for the Class B and Class C shares, respectively; 0.95% for the Class N shares and 0.45% for the Class Y shares. During the year ended September 30, 2005, the Manager reimbursed the Fund $2,066,794, $958,289, $634,314,
$164,219 and $94,267 for Class A, Class B, Class C, Class N and Class Y shares, respectively. The Manager may amend or terminate this voluntary expense limitation arrangement at any time without notice to shareholders.

      OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. During the year ended September 30, 2005, OFS waived $4,619 and $2,214 for Class N and Class Y shares, respectively. This undertaking may be amended or withdrawn at any time.

--------------------------------------------------------------------------------
5. FUTURES CONTRACTS

A futures contract is a commitment to buy or sell a specific amount of a commodity or financial instrument at a negotiated price on a stipulated future date. Futures contracts are traded on a commodity exchange. The Fund may buy and sell futures contracts that relate to broadly based securities indices (financial futures) or debt securities (interest rate futures) in order to gain exposure to or protection from changes in market value of stocks and bonds or interest rates. The Fund may also buy or write put or call options on these futures contracts.

      The Fund generally sells futures contracts as a hedge against increases in interest rates and decreases in market value of portfolio securities. The Fund may also purchase futures contracts to gain exposure to market changes as it may be more efficient or cost effective than actually buying securities.

      Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or has expired.


                  47 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
5. FUTURES CONTRACTS Continued

      Cash held by the broker to cover initial margin requirements on open futures contracts is noted in the Statement of Assets and Liabilities. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin. Realized gains and losses are reported in the Statement of Operations as the closing and expiration of futures contracts. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations.

      Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

As of September 30, 2005, the Fund had outstanding futures contracts as follows:

                                                          VALUATION AS OF       UNREALIZED
                                EXPIRATION   NUMBER OF      SEPTEMBER 30,     APPRECIATION
CONTRACT DESCRIPTION                 DATES   CONTRACTS               2005   (DEPRECIATION)
-------------------------------------------------------------------------------------------
CONTRACTS TO PURCHASE
U.S. Long Bonds                  12/20/05          349       $ 39,927,781   $     (892,782)
U.S. Treasury Nts., 2 yr.        12/30/05          352         72,473,500         (154,771)
                                                                            ---------------
                                                                                (1,047,553)
                                                                            ---------------
CONTRACTS TO SELL
U.S. Treasury Nts., 5 yr.        12/20/05          839         89,655,016          523,141
U.S. Treasury Nts., 10 yr.       12/20/05        1,774        195,001,406        2,558,394
                                                                            ---------------
                                                                                 3,081,535
                                                                            ---------------
                                                                            $    2,033,982
                                                                            ===============

--------------------------------------------------------------------------------
6. TOTAL RETURN SWAP CONTRACTS

The Fund may enter into a total return swap transaction to maintain a total return on a particular investment, or portion of its portfolio, or for other non-speculative purposes. Because the principal amount is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as notional. The Fund records an increase or decrease to unrealized gain (loss), in the amount due to or owed by the Fund at termination or settlement. Total return swaps are subject to risks (if the counterparty fails to meet its obligations).


                  48 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

As of September 30, 2005, the Fund had entered into the following total return swap agreements:

                                  PAID                 RECEIVED
                                BY THE       RATE        BY THE       RATE
                               FUND AT      AS OF       FUND AT      AS OF
SWAP             NOTIONAL    SEPT. 30,  SEPT. 30,     SEPT. 30,  SEPT. 30,  TERMINATION    UNREALIZED
COUNTERPARTY       AMOUNT         2005       2005          2005       2005         DATE  DEPRECIATION
-----------------------------------------------------------------------------------------------------
                             One-Month
                           LIBOR minus                 Value of
                                  0.25%            Total Return
                               (+ or -)               of Lehman
                                  Rate                 Brothers
UBS AG        $46,110,000     Received    5.04893%   CMBS Index     (1.36)%*    12/1/05      $625,408

* Represents an additional amount paid by the Fund at September 30, 2005.

Index abbreviations are as follows:
CMBS      Commercial Mortgage Backed Securities
LIBOR     London-Interbank Offered Rate

--------------------------------------------------------------------------------
7. INTEREST RATE SWAP CONTRACTS

The Fund may enter into an interest rate swap transaction to maintain a total return or yield spread on a particular investment, or portion of its portfolio, or for other non-speculative purposes. Interest rate swaps involve the exchange of commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The coupon payments are based on an agreed upon principal amount and a specified index. Because the principal amount is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as notional. The Fund records an increase or decrease to unrealized gain (loss), in the amount due to or owed by the Fund at termination or settlement.

   Interest rate swaps are subject to credit risk (if the counterparty fails to meet its obligations) and interest rate risk. The Fund could be obligated to pay more under its swap agreements than it receives under them, as a result of interest rate changes.

As of September 30, 2005, the Fund had entered into the following interest rate swap agreements:

                             RATE        RATE
                             PAID    RECEIVED
                           BY THE      BY THE
                          FUND AT     FUND AT
SWAP           NOTIONAL SEPT. 30,   SEPT. 30,     FLOATING  TERMINATION    UNREALIZED
COUNTERPARTY     AMOUNT      2005        2005   RATE INDEX         DATE  DEPRECIATION
--------------------------------------------------------------------------------------
Morgan
Stanley
Capital
Services,                                       Three-Month
Inc.          $1,000,00       3.53%     1.895%        LIBOR      4/2/06       $11,199

Index abbreviations are as follows:
LIBOR     London-Interbank Offered Rate


                  49 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
8. SECURITIES LENDING

The Fund lends portfolio securities from time to time in order to earn additional income. In return, the Fund receives collateral in the form of US Treasury obligations or cash, against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the funds and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and cost in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The Fund retains a portion of the interest earned from the collateral. The Fund continues to receive the economic benefit of interest or dividends paid on the securities loaned in the form of a substitute payment received from the borrower. As of September 30, 2005, the Fund had no securities on loan.

--------------------------------------------------------------------------------
9. LITIGATION

A consolidated amended complaint has been filed as putative derivative and class actions against the Manager, OFS and the Distributor, as well as 51 of the Oppenheimer funds (as "Nominal Defendants") including the Fund, 30 present and former Directors or Trustees and 8 present and former officers of the funds. This complaint, initially filed in the U.S. District Court for the Southern District of New York on January 10, 2005 and amended on March 4, 2005, consolidates into a single action and amends six individual previously-filed putative derivative and class action complaints. Like those prior complaints, the complaint alleges that the Manager charged excessive fees for distribution and other costs, improperly used assets of the funds in the form of directed brokerage commissions and 12b-1 fees to pay brokers to promote sales of the funds, and failed to properly disclose the use of assets of the funds to make those payments in violation of the Investment Company Act of 1940 and the Investment Advisers Act of 1940. Also, like those prior complaints, the complaint further alleges that by permitting and/or participating in those actions, the Directors/Trustees and the Officers breached their fiduciary duties to shareholders of the funds under the Investment Company Act of 1940 and at common law. The complaint seeks unspecified compensatory and punitive damages, rescission of the funds' investment advisory agreements, an accounting of all fees paid, and an award of attorneys' fees and litigation expenses.

   The defendants believe that the allegations contained in the Complaints are without merit and that they have meritorious defenses against the claims asserted. The defendants intend to defend these lawsuits vigorously and to contest any claimed liability. The defendants believe that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them and that no estimate can yet be made with any degree of certainty as to the amount or range of any potential loss.


                  50 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF OPPENHEIMER LIMITED-TERM GOVERNMENT
FUND:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Limited-Term Government Fund, including the statement of investments, as of September 30, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Limited-Term Government Fund as of September 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado
November 18, 2005


                  51 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

FEDERAL INCOME TAX INFORMATION  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
In early 2006, if applicable, shareholders of record will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2005. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

      The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


                  52 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;
UPDATES TO STATEMENTS OF INVESTMENTS  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities ("portfolio proxies") held by the Fund. A description of the Fund's Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund's website at www.oppenheimerfunds.com, and
(iii) on the SEC's website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund's voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC's website at www.sec.gov.

      The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund's Form N-Q filings are available on the SEC's website at http://www.sec.gov. Those forms may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


                  53 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

TRUSTEES AND OFFICERS  Unaudited
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
NAME, POSITION(S) HELD WITH       PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS; OTHER
THE FUND, LENGTH OF SERVICE,      TRUSTEESHIPS/DIRECTORSHIPS HELD; NUMBER OF PORTFOLIOS IN THE FUND COMPLEX
AGE                               CURRENTLY OVERSEEN
INDEPENDENT                       THE ADDRESS OF EACH TRUSTEE IN THE CHART BELOW IS 6803 S. TUCSON WAY,
TRUSTEES                          CENTENNIAL, CO 80112-3924. EACH TRUSTEE SERVES FOR AN INDEFINITE TERM, OR
                                  UNTIL HIS OR HER RESIGNATION, RETIREMENT, DEATH OR REMOVAL.

WILLIAM L. ARMSTRONG,             Chairman of the following private mortgage banking companies: Cherry Creek
Chairman of the Board             Mortgage Company (since 1991), Centennial State Mortgage Company (since
of Trustees (since 2003)          1994), and The El Paso Mortgage Company (since 1993); Chairman of the fol-
and Trustee (since 1999)          lowing private companies: Ambassador Media Corporation (since 1984) and
Age: 68                           Broadway Ventures (since 1984); Director of the following: Helmerich &
                                  Payne, Inc. (oil and gas drilling/production company) (since 1992), Campus
                                  Crusade for Christ (since 1991) and The Lynde and Harry Bradley
                                  Foundation, Inc. (non-profit organization) (since 2002); former Chairman of the following: Transland Financial Services, Inc. (private mortgage banking company) (1997-2003), Great Frontier Insurance (insurance agency)
                                  (1995-2000), Frontier Real Estate, Inc. (residential real estate brokerage) (1994-2000) and Frontier Title (title insurance agency)
                                  (1995-2000); former Director of the following: UNUMProvident (insurance company) (1991-2004), Storage Technology Corporation (computer equipment company) (1991-2003) and International Family Entertainment (television channel) (1992-1997); U.S. Senator (January 1979-January 1991). Oversees
                                  38 portfolios in the OppenheimerFunds complex.

ROBERT G. AVIS,                   Director and President of A.G. Edwards Capital, Inc. (General Partner of
Trustee (since 1993)              private equity funds) (until February 2001); Chairman, President and Chief
Age: 74                           Executive Officer of A.G. Edwards Capital, Inc. (until March 2000);
                                  Director of A.G. Edwards & Sons, Inc. (brokerage company) (until 2000) and
                                  A.G. Edwards Trust Company (investment adviser) (until 2000); Vice
                                  Chairman and Director of A.G. Edwards, Inc. (until March 1999); Vice
                                  Chairman of A.G. Edwards & Sons, Inc. (until March 1999); Chairman of A.G.
                                  Edwards Trust Company (until March 1999) and A.G.E. Asset Management
                                  (investment adviser) (until March 1999). Oversees 38 portfolios in the
                                  OppenheimerFunds complex.

GEORGE C. BOWEN,                  Assistant Secretary and Director of Centennial Asset Management
Trustee (since 1998)              Corporation (December 1991-April 1999); President, Treasurer and Director
Age: 69                           of Centennial Capital Corporation (June 1989-April 1999); Chief Executive
                                  Officer and Director of MultiSource Services, Inc. (March 1996-April
                                  1999); Mr. Bowen held several positions with the Manager and with subsidiary or affiliated companies of the Manager (September 1987-April
                                  1999). Oversees 38 portfolios in the OppenheimerFunds complex.

EDWARD L. CAMERON,                Member of The Life Guard of Mount Vernon (George Washington historical
Trustee (since 2001)              site) (since June 2000); Director of Genetic ID, Inc. (biotech company)
Age: 67                           (March 2001-May 2002); Partner at PricewaterhouseCoopers LLP (accounting firm) (July 1974-June 1999); Chairman of Price Waterhouse LLP Global
                                  Investment Management Industry Services Group (July 1994-June 1998).
                                  Oversees 38 portfolios in the OppenheimerFunds complex.

JON S. FOSSEL,                    Director of UNUMProvident (insurance company) (since June 2002); Director
Trustee (since 1990)              of Northwestern Energy Corp. (public utility corporation) (since November
Age: 63                           2004); Director of P.R. Pharmaceuticals (October 1999-October 2003);
                                  Director of Rocky Mountain Elk Foundation (non-profit organization)
                                  (February 1998-February 2003); Chairman and Director (until October 1996)
                                  and President and Chief Executive Officer (until October 1995) of the
                                  Manager; President, Chief Executive Officer and Director of the following:
                                  Oppenheimer Acquisition Corp.


                  54 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

JON S. FOSSEL,                    ("OAC") (parent holding company of the Manager), Shareholders Services,
Continued                         Inc. and Shareholder Financial Services, Inc. (until October 1995).
                                  Oversees 38 portfolios in the OppenheimerFunds complex.

SAM FREEDMAN,                     Director of Colorado Uplift (charitable organization) (since September
Trustee (since 1996)              1984). Mr. Freedman held several positions with the Manager and with
Age: 65                           subsidiary or affiliated companies of the Manager (until October 1994).
                                  Oversees 38 portfolios in the OppenheimerFunds complex.

BEVERLY L. HAMILTON,              Trustee of Monterey Institute for International Studies (educational
Trustee (since 2002)              organization) (since February 2000); Director of The California Endowment
Age: 59                           (philanthropic organization) (since April 2002); Director of Community
                                  Hospital of Monterey Peninsula (since February 2002); Director of American
                                  Funds' Emerging Markets Growth Fund, Inc. (mutual fund) (since October
                                  1991); President of ARCO Investment Management Company (February
                                  1991-April 2000); Member of the investment committees of The Rockefeller
                                  Foundation and The University of Michigan; Advisor at Credit Suisse First
                                  Boston's Sprout venture capital unit (venture capital fund) (1994-January
                                  2005); Trustee of MassMutual Institutional Funds (investment company)
                                  (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of
                                  Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 38 portfolios in the OppenheimerFunds complex.

ROBERT J. MALONE,                 Director of Jones International University (educational organization)
Trustee (since 2002)              (since August 2005); Chairman, Chief Executive Officer and Director of
Age: 61                           Steele Street State Bank (commercial banking) (since August 2003);
                                  Director of Colorado UpLIFT (charitable organization) (since 1986);
                                  Trustee of the Gallagher Family Foundation (non-profit organization)
                                  (since 2000); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S.
                                  Bancorp and formerly Colorado National Bank) (July 1996-April 1999);
                                  Director of Commercial Assets, Inc. (real estate investment trust)
                                  (1993-2000); Director of Jones Knowledge, Inc. (2001-July 2004); and
                                  Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-
                                  February 2004). Oversees 38 portfolios in the OppenheimerFunds complex.

F. WILLIAM MARSHALL, JR.,         Trustee of MassMutual Select Funds (formerly MassMutual Institutional
Trustee (since 2001)              Funds) (investment company) (since 1996) and MML Series Investment Fund
Age: 63                           (investment company) (since 1996), the Springfield Library and Museum
                                  Association (museums) (since 1995) and the Community Music School of
                                  Springfield (music school) (since 1996); Chairman and Trustee (since 2003)
                                  and Chairman of the Investment Committee (since 1994) of the Worcester
                                  Polytech Institute (private university); President and Treasurer of the
                                  SIS Funds (private charitable fund) (since January 1999); Chairman of SIS
                                  & Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January
                                  1999-July 1999); Member of the Investment Committee of the Community
                                  Foundation of Western Massachusetts (1998-2003); and Executive Vice
                                  President of Peoples Heritage Financial Group, Inc. (commercial bank)
                                  (January 1999-July 1999). Oversees 40 portfolios in the OppenheimerFunds complex.


                  55 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

TRUSTEES AND OFFICERS  Unaudited / Continued
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE                THE ADDRESS OF MR. MURPHY IS TWO WORLD FINANCIAL CENTER, 225 LIBERTY
AND OFFICER                       STREET, 11TH FLOOR, NEW YORK, NY 10281-1008. MR. MURPHY SERVES AS A
                                  TRUSTEE FOR AN INDEFINITE TERM AND AS AN OFFICER FOR AN ANNUAL TERM, OR
                                  UNTIL HIS RESIGNATION, RETIREMENT, DEATH OR REMOVAL. MR. MURPHY IS AN
                                  INTERESTED TRUSTEE DUE TO HIS POSITIONS WITH OPPENHEIMERFUNDS, INC. AND
                                  ITS AFFILIATES.

JOHN V. MURPHY,                   Chairman, Chief Executive Officer and Director (since June 2001) and
President and                     President (since September 2000) of the Manager; President and Director or
Principal Executive Officer       Trustee of other Oppenheimer funds; President and Director of OAC and of
(since 2001)                      Oppenheimer Partnership Holdings, Inc. (holding company subsidiary of the
and Trustee                       Manager) (since July 2001); Director of OppenheimerFunds Distributor, Inc.
(since 2001)                      (subsidiary of the Manager) (since November 2001); Chairman and Director
Age: 56                           of Shareholder Services, Inc. and of Shareholder Financial Services,
                                  Inc. (transfer agent subsidiaries of the Manager) (since July 2001);
                                  President and Director of OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since July 2001); Director of the following investment advisory subsidiaries of the Manager: OFI
                                  Institutional Asset Management, Inc., Centennial Asset Management
                                  Corporation, Trinity Investment Management Corporation and Tremont Capital
                                  Management, Inc. (since November 2001), HarbourView Asset Management
                                  Corporation and OFI Private Investments, Inc. (since July 2001); President
                                  (since November 2001) and Director (since July 2001) of Oppenheimer Real
                                  Asset Management, Inc.; Executive Vice President of Massachusetts Mutual
                                  Life Insurance Company (OAC's parent company) (since February 1997);
                                  Director of DLB Acquisition Corporation (holding company parent of Babson
                                  Capital Management LLC) (since June 1995); Member of the Investment
                                  Company Institute's Board of Governors (since October 3, 2003); Chief
                                  Operating Officer of the Manager (September 2000-June 2001); President and
                                  Trustee of MML Series Investment Fund and MassMutual Select Funds
                                  (openend investment companies) (November 1999-November 2001); Director of
                                  C.M. Life Insurance Company (September 1999-August 2000); President, Chief
                                  Executive Officer and Director of MML Bay State Life Insurance Company
                                  (September 1999-August 2000); Director of Emerald Isle Bancorp and
                                  Hibernia Savings Bank (whollyowned subsidiary of Emerald Isle Bancorp)
                                  (June 1989-June 1998). Oversees 77 portfolios as a Trustee or Director and
                                  10 additional portfolios as an officer in the OppenheimerFunds complex.

------------------------------------------------------------------------------------------------------------
OTHER OFFICERS                    THE ADDRESS OF THE OFFICERS IN THE CHART BELOW ARE AS FOLLOWS: FOR MESSRS.
OF THE FUND                       MANIOUDAKIS AND ZACK, TWO WORLD FINANCIAL CENTER, 225 LIBERTY STREET, 11TH
                                  FLOOR, NEW YORK, NY 10281-1008, FOR MESSRS. VANDEHEY AND WIXTED 6803 S.
                                  TUCSON WAY, CENTENNIAL, CO 80112-3924. EACH OFFICER SERVES FOR AN ANNUAL
                                  TERM OR UNTIL HIS OR HER RESIGNATION, RETIREMENT, DEATH OR REMOVAL.

ANGELO G. MANIOUDAKIS,            Senior Vice President of the Manager (since April 2002), of HarbourView
Vice President (since 2002)       Asset Management Corporation (since April 2002 and of OFI Institutional
Age: 39                           Asset Management, Inc. (since June 2002). Formerly Executive Director and portfolio manager for Miller, Anderson & Sherrerd, a division of Morgan
                                  Stanley Investment Management (August 1993-April 2002). An officer of 14 portfolios in the OppenheimerFunds complex.

MARK S. VANDEHEY,                 Senior Vice President and Chief Compliance Officer of the Manager (since
Vice President and                March 2004); Vice President of OppenheimerFunds Distributor, Inc.,
Chief Compliance Officer          Centennial Asset Management Corporation and Shareholder Services, Inc.
(since 2004)                      (since June 1983); Vice President and Director of Internal Audit of the
Age: 55                           Manager (1997-February 2004). An officer of 87 portfolios in the
                                  OppenheimerFunds complex.


                  56 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

BRIAN W. WIXTED,                  Senior Vice President and Treasurer of the Manager (since March 1999);
Treasurer and                     Treasurer of the following: HarbourView Asset Management Corporation,
Principal Financial and           Shareholder Financial Services, Inc., Shareholder Services, Inc.,
Accounting Officer                Oppenheimer Real Asset Management Corporation, and Oppenheimer Partnership
(since 1999)                      Holdings, Inc. (since March 1999), OFI Private Investments, Inc. (since
Age: 46                           March 2000), OppenheimerFunds International Ltd. and OppenheimerFunds plc
                                  (since May 2000), OFI Institutional Asset Management, Inc. (since November
                                  2000), and OppenheimerFunds Legacy Program (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of the following:
                                  OAC (since March 1999), Centennial Asset Management Corporation (March
                                  1999-October 2003) and OppenheimerFunds Legacy Program (April 2000-June
                                  2003); Principal and Chief Operating Officer of Bankers Trust
                                  Company-Mutual Fund Services Division (March 1995-March 1999). An officer of 87 portfolios in the OppenheimerFunds complex.

ROBERT G. ZACK,                   Executive Vice President (since January 2004) and General Counsel (since
Vice President and Secretary      March 2002) of the Manager; General Counsel and Director of the
(since 2001)                      Distributor (since December 2001); General Counsel of Centennial Asset
Age: 57                           Management Corporation (since December 2001); Senior Vice President and
                                  General Counsel of HarbourView Asset Management Corporation (since
                                  December 2001); Secretary and General Counsel of OAC (since November
                                  2001); Assistant Secretary (since September 1997) and Director (since
                                  November 2001) of OppenheimerFunds International Ltd. and OppenheimerFunds
                                  plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc.
                                  (since December 2002); Director of Oppenheimer Real Asset Management, Inc.
                                  (since November 2001); Senior Vice President, General Counsel and Director
                                  of Shareholder Financial Services, Inc. and Shareholder Services, Inc.
                                  (since December 2001); Senior Vice President, General Counsel and Director
                                  of OFI Private Investments, Inc. and OFI Trust Company (since November
                                  2001); Vice President of OppenheimerFunds Legacy Program (since June
                                  2003); Senior Vice President and General Counsel of OFI Institutional
                                  Asset Management, Inc. (since November 2001); Director of OppenheimerFunds
                                  (Asia) Limited (since December 2003); Senior Vice President (May
                                  1985-December 2003), Acting General Counsel (November 2001-February 2002)
                                  and Associate General Counsel (May 1981-October 2001) of the Manager;
                                  Assistant Secretary of the following: Shareholder Services, Inc. (May
                                  1985-November 2001), Shareholder Financial Services, Inc. (November
                                  1989-November 2001), and OppenheimerFunds International Ltd. (September
                                  1997-November 2001). An officer of 87 portfolios in the OppenheimerFunds complex.

THE FUND'S STATEMENT OF ADDITIONAL INFORMATION CONTAINS ADDITIONAL INFORMATION ABOUT THE FUND'S TRUSTEES AND OFFICERS AND IS AVAILABLE WITHOUT CHARGE, UPON REQUEST, BY CALLING 1.800.525.7048.


                  57 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND


ITEM 2. CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Edward L. Cameron, the Chairman of the Board's Audit Committee, and George C. Bowen, a member of the Board's Audit Committee, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as "audit committee financial experts," and has designated Messrs. Cameron and

Bowen as the Audit Committee's financial experts. Messrs. Cameron and Bowen are "independent" Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)   Audit Fees

The principal accountant for the audit of the registrant's annual financial statements billed $33,500 in fiscal 2005 and $32,500 in fiscal 2004.

(b)   Audit-Related Fees

The principal accountant for the audit of the registrant's annual financial statements billed no such fees to the registrant during the last two fiscal years.

The principal accountant for the audit of the registrant's annual financial statements billed $15,000 in fiscal 2005 and no such fees in fiscal 2004 to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services: seed money audits.

(c)   Tax Fees

The principal accountant for the audit of the registrant's annual financial statements billed no such fees during the last two fiscal years.

The principal accountant for the audit of the registrant's annual financial statements billed no such fees during the last two fiscal years to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(d)   All Other Fees

The principal accountant for the audit of the registrant's annual financial statements billed to the registrant no such fees during the last two fiscal years.

The principal accountant for the audit of the registrant's annual financial statements billed no such fees during the last two fiscal years to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(e) (1) During its regularly scheduled periodic meetings, the registrant's audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

      The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

      Under applicable laws, pre-approval of non-audit services maybe waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

      (2) 100%

(f)   Not applicable as less than 50%.

(g) The principal accountant for the audit of the registrant's annual financial statements billed $15,000 in fiscal 2005 and no such fees in fiscal 2004 to the registrant and the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h) The registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

THE FUND'S GOVERNANCE COMMITTEE PROVISIONS WITH RESPECT TO NOMINATIONS OF DIRECTORS/TRUSTEES TO THE RESPECTIVE BOARDS

1. The Fund's Governance Committee (the "Committee") will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds' investment manager and its affiliates in making the selection.

2. The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual's background, skills, and experience; whether the individual is an "interested person" as defined in the Investment Company Act of 1940; and whether the individual would be deemed an "audit committee financial expert" within the meaning of applicable SEC rules. The Committee also considers whether the individual's background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.

3. The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:

      o the name, address, and business, educational, and/or other pertinent background of the person being recommended;

      o a statement concerning whether the person is an "interested person" as defined in the Investment Company Act of 1940;

      o any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

      o the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.

      The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.

4. Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds' investment adviser) would be deemed an "interested person" under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds' outside legal counsel may cause a person to be deemed an "interested person."

5. Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.

ITEM 11. CONTROLS AND PROCEDURES.

Based on their evaluation of the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of September 30, 2005, the registrant's principal executive officer and principal financial officer found the registrant's disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and
(b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant's internal controls over financial reporting that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)   (1)   Exhibit attached hereto.

      (2)   Exhibits attached hereto.

      (3)   Not applicable.

(b)   Exhibit attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Limited-Term Government Fund


By:   /s/ John V. Murphy
      ------------------
      John V. Murphy
      Principal Executive Officer
Date: November 16, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:   /s/ John V. Murphy
      ------------------
      John V. Murphy
      Principal Executive Officer
Date: November 16, 2005


By:   /s/ Brian W. Wixted
      -------------------
      Brian W. Wixted
      Principal Financial Officer
Date: November 16, 2005